UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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EMCORE CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EMCORE CORPORATION

2015 W. Chestnut Street

Alhambra, California, 91803

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON TUESDAY, MARCH 10, 2015

Important Notice Regarding the Availability of Proxy Materials For the Annual Meeting of Shareholders to Be Held on March 10, 2015: Our 2014 Annual Report and the accompanying proxy materials are available at https://materials.proxyvote.com/290846.

To our Shareholders:

The 2015 Annual Meeting of Shareholders (the “Annual Meeting”) of EMCORE Corporation (the “Company”) will be held at 8:00 A.M. local time on Tuesday, March 10, 2015, at the Pasadena Hilton Hotel located at 168 So. Los Robles Avenue, Pasadena, California, 91101, for the following purposes:

(1)                                           To elect two (2) members to the Company’s Board of Directors;

(2)                                           To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2015;

(3)                                           To provide an advisory vote on executive compensation of the Company’s Named Executive Officers;

(4)                                           To provide for shareholder approval of the Tax Benefits Preservation Plan; and

(5)                                           To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on January 13, 2015 as the record date for determining those shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Whether or not you expect to be present at the Annual Meeting, please vote and submit your proxy as promptly as possible in order to assure the presence of a quorum.  You may vote by telephone, Internet or mail.  If you vote by telephone or Internet, you do not have to send a proxy card via the mail.  This notice and the accompanying Proxy Statement are being mailed on or about January 23, 2015.

By Order of the Board of Directors,

/s/ Alfredo Gomez, Esq.
Alfredo Gomez
Secretary

January 23, 2015

Alhambra, California

THIS IS AN IMPORTANT MEETING AND ALL SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ALL SHAREHOLDERS OF RECORD AS OF THE CLOSE OF BUSINESS ON JANUARY 13, 2015 ARE RESPECTFULLY URGED TO VOTE AND SUBMIT A PROXY AS PROMPTLY AS POSSIBLE. SHAREHOLDERS OF RECORD WHO EXECUTE A PROXY MAY NEVERTHELESS ATTEND THE ANNUAL MEETING, REVOKE THEIR PROXY, AND VOTE THEIR SHARES IN PERSON.

EMCORE CORPORATION

PROXY STATEMENT

EMCORE CORPORATION

2015 W. Chestnut Street

Alhambra, California, 91803

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

March 10, 2015

This Proxy Statement is being furnished to shareholders of record of EMCORE Corporation (the “Company”) as of the close of business on January 13, 2015, in connection with the solicitation on behalf of the Board of Directors of the Company of proxies for use at the 2015 Annual Meeting of Shareholders (the “Annual Meeting”) to be held at 8:00 A.M. local time, on March 10, 2015, at the Pasadena Hilton Hotel located at 168 So. Los Robles Avenue, Pasadena, California, 91101, or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and the related proxy materials are first being mailed to shareholders, or made available on the Internet, as applicable, beginning on or about January 23, 2015. Shareholders should review the information provided herein in conjunction with the Company’s 2014 Annual Report to Shareholders. The Company’s principal executive office is located at 2015 W. Chestnut Street, Alhambra, California, 91803.(1) The Company’s main telephone number is (626) 293-3400. The Company’s principal executive officers may be reached at the foregoing business address and telephone number.

PURPOSES OF THE MEETING

At the Annual Meeting, the Company’s shareholders will consider and vote upon the following matters:

(1)                                           To elect two (2) members to the Company’s Board of Directors;

(2)                                           To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2015;

(3)                                           To provide an advisory vote on executive compensation of the Company’s Named Executive Officers;

(4)                                           To provide for shareholder approval of the Tax Benefits Preservation Plan; and

(5)                                           To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Unless contrary instructions are indicated on the accompanying proxy, all shares represented by valid proxies received pursuant to this solicitation (and that have not been revoked in accordance with the procedures set forth below) will be voted: (1) FOR the election of the nominees for director named below; (2) FOR ratification of KPMG LLP as the Company’s independent registered public accounting firm; (3) FOR the approval, on an advisory basis, of the Company’s executive compensation; (4) FOR the approval of the Tax Benefits Preservation Plan, and (5) by the proxies in their discretion upon any other proposals as may properly come before the Annual Meeting. In the event a shareholder specifies a different choice by means of the accompanying proxy, such shareholder’s shares will be voted in accordance with the specification so made.

OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

As of the close of business on January 13, 2015 (the “Record Date”), the Company had 31,873,643 shares of no par value common stock (“Common Stock”) issued and outstanding. Each shareholder of record on the Record Date is entitled to one vote on all matters presented at the Annual Meeting for each share of Common Stock held by such shareholder. The presence, either in person or by properly executed proxy, of the holders of the majority of the shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Attendance at the Annual Meeting will be limited to shareholders as of the Record Date, their authorized representatives, and guests of the Company.

(1)  The Company relocated its headquarters from Albuquerque, New Mexico to Alhambra, California, in December 2014.

If your shares of Common Stock are registered directly in your name with the Company’s transfer agent, American Stock Transfer & Trust Company, as of the Record Date, you may vote:

(1)                           By Internet:  Go to www.proxyvote.com and follow the instructions;

(2)                           By Telephone:  Call toll-free to 1-800-690-6903 and follow the instructions;

(3)                           By Mail:  If you request a copy of the proxy materials by mail, complete, sign, date and return your proxy card in the envelope supplied to you with written proxy materials; or

(4)                           In Person:  Attend the Annual Meeting and vote by ballot.

If your shares are held by a bank, broker or other holder of record, you are a beneficial owner of those shares rather than a shareholder of record.  If you are a beneficial owner, your bank, broker or other holder of record will forward the proxy materials to you.  As a beneficial owner, you have the right to direct your bank, broker or other holder of record how to vote your shares by following the voting instructions provided by your bank, broker or other holder of record.  Please refer to the proxy materials forwarded by your bank, broker or other holder of record to see if the voting options described above are available to you.  Please note that if your shares of Common Stock are held by a bank, broker or other holder of record and you wish to vote at the Annual Meeting, you must present proof of ownership of the Company’s Common Stock (“Common Stock”) as of the Record Date before you will be permitted to vote in person.

Except as noted below, you may use the Internet or any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Time, on Monday, March 9, 2015.  Your proxy, whether submitted by telephone, via the Internet or by mail, may nevertheless be revoked at any time prior to the voting thereof at your discretion either by a written notice of revocation received by the person or persons named therein or by voting the shares covered thereby in person or by another proxy dated subsequent to the date thereof.

Prudential Financial (“Prudential”) is the holder of record of the shares of Common Stock held in the Company’s 401(k) plan.  If you are a participant in this plan, you are the beneficial owner of the shares of Common Stock credited to your plan account.  As beneficial owner, you have the right to instruct Prudential, as plan administrator, how to vote your shares.  In the absence of voting instructions, Prudential has the right to vote shares at its discretion.  The vote you submit via proxy card, the telephone or Internet voting systems will serve as your voting instructions to Prudential.  To allow sufficient time for Prudential to vote your 401(k) plan shares, your vote must be received by 11:59 p.m., Eastern Time, on Saturday, March 7, 2015.

The vote required for approval of each of the proposals before the shareholders at the Annual Meeting is as follows:

For Proposal I — Election of Director, the nominees for director will be elected by a plurality of the votes cast in person or by proxy at the Annual Meeting.  Each shareholder may vote for or withhold such vote from the nominees.  The two nominees who receive the most votes that are properly cast at the Annual Meeting will be elected.  For each of Proposal II — Ratification of the Appointment of Independent Registered Public Accounting Firm, Proposal III — Advisory Vote on Executive Compensation, and Proposal IV — Approval of the Tax Benefits Preservation Plan, an affirmative vote of a majority of shares present in person or represented by proxy and that are entitled to vote on such proposal at the Annual Meeting is required to approve each such proposal.  Each shareholder may vote for, vote against or abstain from voting on each of these proposals.  Abstentions (with respect to Proposals II through IV) and broker non-votes (with respect to Proposals I, III and IV), are not counted as votes cast and will have no effect on the outcome of the vote for each proposal.

A broker non-vote occurs when a bank or broker does not vote on a particular proposal because such bank or broker does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner of the shares.  If you hold your shares through a bank or broker and do not provide voting instructions to the bank or broker, then under the applicable New York Stock Exchange rules, the bank or broker may vote your shares in its discretion with respect to Proposal II above, but may not vote your shares with respect to any of the other proposals.  If no such instructions are received by the bank or broker in respect of Proposal I, III, or IV the result will be a broker non-vote in respect of those proposals.

Please note that the proposals regarding executive compensation and the ratification of the appointment of our independent registered public accounting firm are advisory only and will not be binding on the Company or the Board.  The results of the votes on those advisory proposals will be taken into consideration by the Company, the Board or the appropriate committee of the Board, as applicable, when making future decisions regarding these matters.

INTERNET AVAILABILITY OF PROXY MATERIALS

The Company has elected to furnish its proxy materials over the Internet rather than mailing paper copies of those materials.  On or about January 23, 2015, the Company mailed to shareholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) directing shareholders to a website where they can access this Proxy Statement and the Company’s 2014 Annual Report and view instructions on how to submit a proxy via the Internet or by touch-tone telephone.  If shareholders wish to receive a paper copy of the Company’s proxy materials, please follow the instructions included in the Notice of Internet Availability.

INFORMATION CONCERNING THE PROXY

The accompanying proxy is solicited on behalf of the Company’s Board of Directors. The giving of a proxy does not preclude the right to vote in person should any shareholder of record giving the proxy so desire. Shareholders of record have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company’s Secretary at the Company’s headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.  Beneficial shareholders, those whose shares are held by a bank, broker or other holder of record, must refer to the proxy materials forwarded by their bank, broker or other holder of record to see if and how to revoke their proxy.

The cost of preparing and making available this Proxy Statement, the Notice of Annual Meeting of Shareholders, and the proxy is borne by the Company. In addition to the use of the Internet, employees of the Company may solicit proxies personally and by telephone. The Company’s employees will receive no compensation for soliciting proxies other than their regular salaries. The Company has retained Morrow & Co., LLC, of 470 West Ave, Stamford, CT 06902, to assist in the solicitation of proxies at an estimated cost of $15,000 plus expenses. In addition, solicitation of proxies may be made by additional mailings, electronic mail, telephone or in person by directors, officers or regular employees of the Company. The Company may request banks, brokers and other custodians, nominees, and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.

We intend to mail, or make available on the Internet (as applicable), this Proxy Statement and accompanying proxy card and 2014 Annual Report on or about January 23, 2015 to all shareholders entitled to vote at the Annual Meeting. This Proxy Statement and our 2014 Annual Report will be available under the “Investor” tab on our website (www.emcore.com) beginning on or about January 23, 2015.

PROPOSAL I:

ELECTION OF DIRECTORS

Pursuant to the Company’s Restated Certificate of Incorporation, the Board of Directors of the Company is divided into three classes, as set forth in the following table. The directors in each class hold office for staggered terms of three years. The Class C director, Mr. Domenik is being proposed for a three-year term (expiring in 2018) at this Annual Meeting.  An appointed Class B director, Mr. Rittichier is being proposed for the remainder of Class B’s two-year term (expiring in 2017) at this Annual Meeting.

The shares represented by proxies will be voted, unless otherwise specified, in favor of the nominees for the Board of Directors named below. If, as a result of circumstances not known or unforeseen, the nominees shall be unavailable to serve as director, proxies will be voted for the election of such other person as the Board of Directors may select.

The following table sets forth certain information regarding the members of and nominees for the Board of Directors:

Name and Other Information	Age	Class and Year in Which Term Will Expire	Principal Occupation	Served as Director Since

NOMINEES FOR ELECTION AT THE ANNUAL MEETING

Stephen L. Domenik (1)(3)(4)(5)	63	Class C 2015	General Partner, Sevin Rosen Funds	2013
Jeffrey Rittichier	55	Class B 2016	Chief Executive Officer, EMCORE Corporation	2015
DIRECTORS WHOSE TERMS CONTINUE

Charles T. Scott (1)(3)(5)	65	Class B 2016	Director, EMCORE Corporation	1998
Robert L. Bogomolny (1)(2)(5)	76	Class A 2017	President Emeritus and Professor of Law, University of Baltimore	2002
Steven R. Becker (2)(4)(5)	48	Class A 2017	Co-Founder and Managing Director Becker Drapkin Management, L.P.	2013
Gerald J. Fine, Ph.D. (2)(3)(5)	56	Class A 2017	Professor of Practice and Director of the Engineering Product Innovation Center (EPIC) at Boston University	2013

(1)              Member of Audit Committee.

(2)              Member of Nominating Committee.

(3)              Member of Compensation Committee.

(4)              Member of Strategy and Alternatives Committee.

(5)              Determined by the Board of Directors to be an independent director according to the rules of The Nasdaq Stock Market (“Nasdaq”).

DIRECTORS AND EXECUTIVE OFFICERS

Set forth below is certain information with respect to the nominees for the office of director and other directors and executive officers of the Company.  Ages are listed as of the record date.

Directors

ROBERT L. BOGOMOLNY, 76, has served as a director of the Company since April 2002. Since July 2014, Mr. Bogomolny has served as President Emeritus and Professor of Law of the University of Baltimore.  Mr. Bogomolny served as President of the University of Baltimore from August 2002 until July 2014. Prior to that, he served as Corporate Senior Vice President and General Counsel of G.D. Searle & Company, a pharmaceuticals manufacturer, from 1987 to 2001. At G.D. Searle, Mr. Bogomolny was responsible at various times for its legal, regulatory, quality control, and public affairs activities. He also led its government affairs department in Washington, D.C., and served on the Searle Executive Management Committee.  Mr. Bogomolny’s business, management, legal, regulatory, public policy and government affairs experience, as well as his familiarity with the Company’s business garnered through his tenure as a director, were the primary qualifications that have led the Board to conclude that he should serve as a director of our Company.

STEVEN BECKER, 48, has been a director of the Company since December 2013.  Mr. Becker co-founded Becker Drapkin Management, L.P. (“Becker Drapkin”) (previously known as Greenway Capital), a Dallas-based investment fund focused on constructive activism in the small cap market, and has served as its managing partner since September 2004. Prior to founding Becker Drapkin, Mr. Becker was a partner at Special Situations Funds, a New York City-based asset manager, where he ran the Special Situations Private Equity Fund from its inception until leaving. Before joining Special Situations, Mr. Becker was a part of the distressed debt and leveraged equities research team at Bankers Trust Securities. Mr. Becker started his career at Manley Fuller Asset Management in New York as a small cap analyst.  Mr. Becker currently serves on the board of directors of three publicly traded companies. He has been a director of Tuesday Morning Corp., a closeout retailer, since July 2012; Fuel Systems Solutions, Inc., an alternative fuel systems manufacturer, since October 2014; and Special Diversified Opportunities (“SDO”) (formerly known as Strategic Diagnostics, Inc), a provider of biotechnology-based products and services, since March 2008.  In addition, Mr. Becker previously served on the board of directors of Plato Learning, Inc., a provider of education services and training, Ruby Tuesday, Inc., the operator of a national restaurant chain, Pixelworks, Inc., a semiconductor company, and Hot Topic, Inc., an apparel retailer.  Mr. Becker received a B.A. from Middlebury College and a J.D. from the University of Florida. Mr. Becker’s expertise in corporate finance, strategic planning, and corporate governance, together with his extensive experience serving as director of numerous other boards were the primary qualifications that the Board considered in nominating Mr. Becker as a director of our Company.  In addition, as discussed below, pursuant to an agreement (the “Settlement Agreement”) with Steven R. Becker, Matthew A. Drapkin, Becker Drapkin and certain affiliates of Becker Drapkin (the “Shareholder Group”), the Board is obligated to nominate Mr. Becker as director at the Annual Meeting.

STEPHEN L. DOMENIK, 63, has served as a director of the Company since December 2013. Since 1995, he has been a General Partner with Sevin Rosen Funds, a venture capital firm, where he led numerous investments in private companies. Mr. Domenik was appointed to the Board of Directors of MoSys, Inc. in June 2012, a publicly-traded IP-rich fabless semiconductor company.  He was appointed to the Board of Directors of Pixelworks, Inc., a semiconductor company, in August 2010.  He was appointed to the Board of Directors of Meru Networks, Inc., a publicly-traded technology company, in January 2014.  In addition, Mr. Domenik is currently Chairman of the Board of a private company. Mr. Domenik previously served on the Boards of Directors of NetLogic Microsystems, Inc., a publicly-traded fabless semiconductor company from January 2001 until it was acquired by Broadcom Corporation in February 2012, and PLX Technology, Inc., a publicly-traded semiconductor company, from December 2013 until it was acquired by Avago Technologies in August, 2014.  He holds a B.S. in Physics and an M.S.E.E. from the University of California at Berkeley.  Mr. Domenik’s expertise in corporate investments and strategic planning in the semiconductor industry, together with his experience serving as director of several other public and private companies were the primary qualifications that the Board considered in nominating him as a director of our Company.

GERALD J. FINE, Ph.D. 56, has served as a director of the Company since December 2013.  Dr. Fine has been a Professor of Practice and Director at the Engineering Innovation Center of Boston University since 2012. From 2008 to 2011, Dr. Fine was President and CEO of Schott North America and led operations of all Schott AG businesses in North America, including solar, pharmaceutical packaging, electronic packaging, and lighting and imaging and advanced materials. Dr. Fine also served as Executive Vice President, Photonic Technologies for Corning Incorporated. He previously served on the Board of Directors of several private companies, including CyOptics, Inc., a semiconductor laser manufacturer for telecom applications, Crystal IS, Inc., a UV LED substrate manufacturer, Kotura, Inc., a provider of silicon components for datacom and telecom, and Pixtronix, Inc., a provider of low-cost displays for portable devices. Dr. Fine holds a B.A. from Amherst College and a Ph.D. from California Institute of Technology.  Dr. Fine’s technical expertise in the semiconductor field, combined with his business experience serving as an executive officer and board member of several companies were the primary qualifications that the Board considered in nominating Mr. Becker as a director of our Company.

JEFFREY RITTICHIER, 55, joined the Company as its Chief Executive Officer with an effective start date of January 3, 2015.  He has worked in the optical communications industry for 16 years, having previously held the positions of President and Chief Executive Officer of Nanostatics Corporation, a producer of nanofiber technology, from April 2009 to December 2014.  Prior to that, from November 2007 to April 2009, he served as President and Chief Operating Officer of the electrical testing company Epik Energy Solutions, L.L.C., a joint venture of Royal Dutch Shell, and of NanoDynamics, Inc., focused on commercializing nanotechnology for the energy and petroleum industries.  He has also served as Chief Executive Officer of Xponent Photonics, Inc., a manufacturer of surface-mount photonic components for optical assemblies, from October 2001 to November 2007.  From April 1999 to October 2001, Mr. Rittichier was VP and General Manager of Lucent’s Access Business and Vice President of Marketing at Ortel Corporation, a supplier of optoelectronic components in the cable television, satellite communications, wireless, data communications and telecommunications markets.  Mr. Rittichier holds a B.S. in Mechanical Engineering from The Ohio State University. He was awarded the title of Distinguished Alumnus by Ohio State University’s College of Engineering in 2011 and has completed the Financial Management Program at Stanford University.  Mr. Rittichier’s experience as a 16-year optical communications veteran with a demonstrated track record of identifying and realizing optical networking growth opportunities were the primary qualifications that led the Board to conclude that he should serve as a director of our Company.

CHARLES T. SCOTT, 65, has served as a director of the Company since February 1998. He is currently a non-executive director of two other public companies in the United Kingdom, including Flybe Group plc, where he serves on the audit committee, and In Technology plc. From January 1, 2004, until August 31, 2010, he was the Chairman of the Board of Directors of William Hill plc, a leading provider of bookmaking services in the United Kingdom, where he also served on the audit committee. Prior to that, Mr. Scott served as Chairman of a number of companies, including Cordiant Communications Group plc, (formerly Saatchi & Saatchi Company plc), and Robert Walters plc.  Mr. Scott is a chartered accountant. Mr. Scott’s extensive accounting, finance and business experience, experiences as a Chairman and director at other international companies and familiarity with the Company’s business garnered through his tenure as a director of the Company were the primary qualifications that have led the Board to conclude that he should serve as a director of our Company.

Non-Director Executive Officers

MARK WEINSWIG, 42, joined the Company in October 2010 as its Chief Financial Officer. Mr. Weinswig previously served as International Finance Director at Coherent, Inc. from September 2009 until October 2010.  Prior to that, he served as Interim Chief Financial Officer and Vice President of Finance at Avanex Corporation (now Oclaro) from July 2008 through August 2009.  During the period from January 2006 through July 2008, Mr. Weinswig was Director of Finance and Business Unit Controller at Coherent, Inc.  From April 2000 through January 2006, Mr. Weinswig served as Vice President, Financial Planning and Business Development at Avanex.  Mr. Weinswig’s responsibilities in his prior positions included oversight of the financial and accounting functions at his previous companies.  Mr. Weinswig began his career working at Morgan Stanley and PricewaterhouseCoopers. He received an M.B.A. from the University of Santa Clara and a B.S. in business administration from Indiana University. He has earned the CFA and CPA designations.

ALFREDO GOMEZ, 42, joined the Company in September 2007 as Corporate Counsel. From July 2009 to June 2010, Mr. Gomez served as Vice President and Deputy General Counsel. In June 2010, Mr. Gomez was promoted to General Counsel and Corporate Secretary.  Mr. Gomez started his legal career as a corporate associate with the Newport Beach, California law firm of Stradling Yocca Carlson & Rauth. Prior to joining the Company, Mr. Gomez served as in-house corporate counsel for Western Digital Corporation, from October 2003 to April 2005, and as Director of Legal Affairs for j2 Global Communications, Inc. from April 2005 to September 2007, where he was responsible for handling a wide variety of legal matters affecting the company.  Mr. Gomez holds a J.D. from the Georgetown University Law Center, and a Bachelor’s degree in Economics from Stanford University.

Arrangements With Respect to Service on the Board

Effective December 9, 2013, the Company entered into an agreement (the “Settlement Agreement” as disclosed in Exhibit 10.30 of the Company’s Annual Report on Form 10-K, filed December 9, 2013, which is incorporated herein by reference) with Steven R. Becker, Matthew A. Drapkin, Becker Drapkin Management, L.P., and certain affiliates of Becker Drapkin (the “Shareholder Group”).  Pursuant to the Settlement Agreement, effective as of December 9, 2013, the Board was expanded from eight to eleven directors, and Mr. Becker and Dr. Fine were each appointed as Class A directors with terms expiring at the Company’s 2014 Annual Meeting (the “2014 Annual Meeting”), and Mr. Domenik was appointed as a Class C Director with a term expiring at the Company’s 2015 Annual Meeting of Shareholders (the “2015 Annual Meeting”) to fill the new vacancies. In addition, Mr. Richards was re-appointed to the Board as a Class C director. Mr. Richards was formerly a Class A director. Mr. Richards also informed the Company on December 3, 2013 that he would step down as Chairman of the Board at the 2014 Annual Meeting but will remain Chairman Emeritus until the 2015 Annual Meeting, at which time he will step down from the Board.

Messrs. Becker, Fine, and Domenik will be entitled to receive the same compensation and other rights and protections as our other non-employee directors.

The Settlement Agreement also provided for the following terms:

•                  the Board and the Nominating Committee would nominate Mr. Becker and Dr. Fine for election to the Board as Class A directors, and Mr. Domenik and Mr. Richards as Class C directors, at the 2014 Annual Meeting;

•                  the Board and the Nominating Committee would nominate Mr. Domenik for election to the Board as a Class C director at the 2015 Annual Meeting;

•                  if, prior to the 2015 Annual Meeting, any of Messrs. Becker, Fine or Domenik became unable or unwilling to serve as a director, the Shareholder Group would have the right to nominate a replacement director;

•                  prior to the conclusion of the 2015 Annual Meeting, the Company will not increase the size of the Board except as necessary to comply with the terms of the Settlement Agreement and not to fill the vacancies created by two former directors, Dr. Thomas Russell and John Gillen, resigning or not standing for re-election; and

•                  the Board designated a Strategy and Alternatives Committee, to evaluate strategic opportunities for the Company in order to enhance shareholder value.

In addition, the Company agreed that from and after the 2014 Annual Meeting until the 2015 Annual Meeting:

•                  the Strategy and Alternatives Committee shall be comprised of no more than four members, three of whom shall be independent directors within the meaning of the Nasdaq rules;

•                  Mr. Becker shall be a member and the Chairman of the Strategy and Alternatives Committee and Reuben Richards (for so long as he serves as a member of the Board, unless otherwise determined by the Board) and one of the other new directors shall also be members of the Strategy and Alternatives Committee;

•                  each of the Audit Committee, Compensation Committee and Strategy and Alternatives Committee of the Board shall have no more than four members each and at least one of the new directors shall be a member, and

•                  the Nominating Committee of the Board shall have no more than four members, one of whom shall be Mr. Becker, and another of whom shall be either Dr. Fine or Mr. Domenik.

Subject to the terms of the Settlement Agreement, from the date of the Settlement Agreement through the conclusion of the 2015 Annual Meeting, (or such earlier date upon the occurrence of certain events, as described in the Settlement Agreement) (the “Standstill Period”), each member of the Shareholder Group shall cause all shares of Common Stock owned of record or beneficially owned by it or its respective affiliates or associates to be present for quorum purposes and to be voted in favor of all directors nominated by the Board for election at any shareholder meeting where such matters will be voted on.  In addition, during the Standstill Period, each member of the Shareholder Group will not (and will cause each of such person’s respective affiliates, associates, and agents and other persons acting on his or its behalf not to), directly or indirectly, engage in certain actions, as set forth in the Settlement Agreement.

The foregoing description of the Settlement Agreement is a summary and is qualified in its entirety by the terms of the Settlement Agreement, a copy of which is attached as Exhibit 10.29 to the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on December 9, 2013.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES LISTED ABOVE UNDER PROPOSAL I.

GOVERNANCE OF THE COMPANY

Board of Directors

The Board of Directors oversees the Company’s business and affairs pursuant to the New Jersey Business Corporation Act and the Company’s Restated Certificate of Incorporation and By-Laws. The Board of Directors is the ultimate decision-making body of the Company, except on matters reserved for the shareholders.

Board Leadership Structure

The Board believes it is important to retain its flexibility to allocate the responsibilities of the offices of the Chairman of the Board and Chief Executive Officer (“CEO”) of the Company in any way that is in the best interests of the Company and the shareholders at a given point in time. The Board believes that the decision as to who should serve as Chairman of the Board and CEO, and whether these offices should be combined or separate, should be assessed periodically by the Board, and that the Board should not be constrained by a rigid policy mandating that such positions be separate.

Dr. Hong Q. Hou served as the Company’s CEO commencing March 2008, and served as a director commencing December 2006.  Mr. Bogomolny and Dr. Fine currently serve as Co-Chairmen of the Board.  On September 17, 2014, the Company announced that its then Chief Executive Officer, Dr. Hou, was to terminate employment with the Company effective January 2, 2015.  On September 17, 2014 the Company also entered into a Separation Agreement and General Release with Dr. Hou pursuant to which, as of January 2, 2015, Dr. Hou ceased to serve as a director of the Company and as an officer or employee of the Company and its affiliates.  Upon his termination Dr. Hou will, among other benefits, receive continued base pay of $450,445 per annum for 86 weeks and accelerated vesting of his equity incentive compensation awards.  Also on September 17, 2014, the Company announced a retention award letter agreement with Dr. Hou, in the amount of $921,500, to be paid in connection with the Company’s sale of its photovoltaics business to SolAero Technologies Corporation (f/k/a Photon Acquisition Corporation), a Delaware corporation and an affiliate of private equity firm Veritas Capital, (the “Photovoltaics Sale”), completed on December 10, 2014.

On December 10, 2014, Dr. James Tegnelia notified the Company that he will not stand for re-election as a director of the Company at the Company's 2015 annual meeting of shareholders, at which time his term of office will be completed. In addition, on December 10, 2014, Mr. Sherman McCorkle notified the Company that he will resign as a director at the Company's 2015 annual meeting of shareholders. The Company will continue to review its Board structure in light of its smaller and more focused business operations, to ensure that it is in the best position to deliver value to its shareholders, key stakeholders and the communities in which the Company operates.

On December 11, 2014, the Company announced that it had hired Mr. Jeffrey Rittichier as its Chief Executive Officer, effective January 3, 2015, pursuant to which the Company has entered into an employment agreement with Mr. Rittichier (as disclosed in Exhibit 10.1 of the Current Report on Form 8-K filed by the Company on December 11, 2014, which is incorporated herein by reference), and appointed him as a Class B director of the Company, effective January 5, 2015.

Corporate Governance Guidelines

The Company’s Corporate Governance Guidelines together with its restated certificate of incorporation, By-Laws and the charters of the Board’s committees provide the framework for the governance of the Company.  The Corporate Governance Guidelines address Board composition and operations and expectations for directors.  The full text of the Corporate Governance Guidelines is available by clicking on the Corporate Governance link included in the Investor tab of the Company’s website (www.emcore.com).

Code of Ethics

The Company has adopted a code of ethics entitled “EMCORE Corporation Code of Business Conduct and Ethics,” which is applicable to all employees, officers, and directors of the Company. In addition, the Company has adopted a Code of Ethics for Financial Professionals, which applies to the Chief Executive Officer, Chief Financial Officer, Vice Presidents of Finance, Controllers and Assistant Controllers of the Company. The full text of both the Code of Business Conduct and Ethics and the Code of Ethics for Financial Professionals is available by clicking on the Corporate Governance link in the Investor tab of the Company’s website (www.emcore.com).  The Company intends to disclose any changes in or waivers from either of its codes of ethics by posting such information on its website or by filing a Current Report on Form 8-K.

Related Person Transaction Approval Policy

The Board of Directors has adopted a written policy on the review and approval of related person transactions as defined under applicable SEC regulations. Related persons covered by the policy are executive officers, directors and director nominees, any person who is known to be a beneficial owner of more than five percent (5%) of the voting securities of the Company, any immediate family member of any of the foregoing persons or any entity in which any of the foregoing persons has or will have a direct or indirect material interest.

A related person transaction is defined by the Company’s policy as any financial or other transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) or any series of similar transactions, arrangements or relationships in which the Company (or a subsidiary) would be a participant and the amount involved would exceed $120,000, and in which any related person would have a direct or indirect material interest. A related person will not be deemed to have a direct or indirect material interest in a transaction if the interest arises only from the position of the person as a director of another corporation or organization that is a party to the transaction or the direct or indirect ownership by such person and all the related persons, in the aggregate, of less than a 10 percent equity interest in another person (other than a partnership) which is a party to the transaction. In addition, certain interests and transactions, such as director compensation that has been approved by the Board, transactions where the rates or charges are determined by competitive bid and compensatory arrangements solely related to employment with the Company (or a subsidiary) that have been approved by the Compensation Committee, are not subject to the policy.

The Board of Directors has delegated to the Compensation Committee the responsibility for reviewing, approving and, where applicable, ratifying related person transactions. If a member of the Committee has an interest in a related person transaction, then he or she will not be part of the review process.

In considering the appropriate action to be taken regarding a related person transaction, the Committee or the Board (as the case may be) will consider the best interests of the Company, whether the transaction is comparable to what would be obtainable in an arms-length transaction, is fair to the Company and serves a compelling business reason, and any other factors as it deems relevant.  As a condition to approving or ratifying any related person transaction, the Committee may impose whatever conditions and standards it deems appropriate, including periodic monitoring of ongoing transactions.

The Company’s Code of Business Conduct and Ethics includes the Company’s Conflicts of Interest Policy, among other policies. Directors are expected to read the Code of Business Conduct and Ethics and adhere to its provisions to the extent applicable in carrying out their duties and responsibilities as directors. The Conflicts of Interest Policy provides, among other things, that conflicts of interest exist where the interests or benefits of one person or entity conflict with the interests or benefits of the Company. The Code also provides restrictions on outside directorships, business interests and employment, receipt of gifts and entertainment and that all material violations of the Company’s Code of Business Conduct and Ethics or matters involving financial or legal misconduct will be reported to the Company’s Audit Committee on at least a quarterly basis, or more frequently depending upon the level of severity of the violation.

The Board of Directors reviews the independence, and any possible conflicts of interest, of directors and director nominees at least annually. Directors are also required to disclose potential and existing related person transactions in Directors and Officers Questionnaires completed annually.  On September 17, 2014, the Company entered into retention award letter agreements with Dr. Hou, its then Chief Executive Officer; Mr. Weinswig, its Chief Financial Officer; Mrs. Van Berkel, its Chief Administrative Officer; and Mr. Gomez, its General Counsel.  Pursuant to these agreements, these executives are entitled to the following payments if the Company completed the Photovoltaics Sale within twelve months: Dr. Hou ($921,000), Mr. Weinswig ($526,500), Mrs. Van Berkel ($330,000), and Mr. Gomez ($330,000).  On December 10, 2014, the Company completed the Photovoltaics Sale, entitling the aforementioned executives to their respective retention payments.

Director Independence

The Board of Directors has determined that a majority of the Company’s directors are independent in compliance with the listing standards applicable to the Company pursuant to the rules of Nasdaq.  The Board has affirmatively determined that Messrs. Bogomolny, Becker, Domenik, Fine, McCorkle, Scott, and Tegnelia are independent under the Nasdaq rules.  Among the relationships considered by the Board in making its determination were:  service on the boards or committees of other companies (both public and private); service as a director, trustee or executive officer in any charitable organizations; service of a family member as an officer in any charitable organizations; relationships by blood, marriage or adoption among Directors or Executive Officers of the Company; related person transactions with the Company; legal proceedings involving the Company; indebtedness to the Company; or prior arrangements and understandings with respect to the selection of Directors or Officers of the Company.  In addition to the requirements of the SEC and Nasdaq rules, the Company’s By-Laws require that a majority of the Board be independent pursuant to the requirements of certain tests that are not included within the requirements of the Nasdaq rules.  The additional tests contained in the Company’s By-Laws include a requirement that a director is not considered independent for purposes of the By-Laws if, in the past three years, he has received any remuneration as an advisor or consultant to any other director of the Company.  The Board of Directors has determined that Messrs. Becker, Bogomolny, Domenik, Fine, McCorkle, Scott and Tegnelia comprising a majority of the members of the Board of Directors, are independent directors within the meaning of the Company’s By-Laws.

During fiscal 2014, Messrs. Tegnelia (chairman), Becker, Bogomolny and Fine served as members of our Nominating Committee. The members of our Compensation Committee were Messrs. Scott (chairman), Domenik, Fine and McCorkle.  Messrs. Scott (chairman), Bogomolny, Domenik and McCorkle served as members of our Audit Committee. Messrs. Becker (chairman), Domenik and Tegnelia were the members of our Strategy and Alternatives Committee.  All members of each of our Nominating, Compensation and Audit Committees were “independent” as currently defined by the Nasdaq rules and in accordance with the independence standards for Compensation Committee members adopted by the Nasdaq and approved by the SEC.

The Board of Directors’ Role in Risk Oversight

Risk is inherent in business.  The Board of Directors recognizes the importance of effective risk oversight in running a successful business and in fulfilling its fiduciary responsibilities to the Company and its shareholders. While the CEO and other members of our senior leadership team are responsible for the day-to-day management of risk, the Board of Directors takes an active role in risk management and is responsible for (i) overseeing the Company’s aggregate risk profile, and (ii) assisting management in addressing specific risks, such as strategic and competitive risks, financial risks, brand and reputation risks, legal risks, regulatory risks, and operational risks.

The Board believes that its current leadership structure has facilitated its oversight of risk by combining independent leadership, through the separation of the roles of CEO and Chairman or Co-Chairmen of the Board, the Lead Independent Director, independent Board committees, and majority independent Board composition.  The Co-Chairmen of the Board, independent committee chairs and members, and other directors also are experienced professionals or executives who can and do raise issues for Board consideration and review and who are not hesitant to challenge management. The Board believes there has been a well-functioning and effective balance between the Co-Chairmen of the Board, non-management Board members, and the CEO, which enhances risk oversight.

The Board of Directors exercises its oversight responsibility for risk both directly and through its standing committees. Throughout the year, the Board and each committee spend a portion of their time reviewing and discussing specific risk topics. The full Board is kept informed of each committee’s risk oversight and related activities, and committee meeting minutes are available for review by all directors. Strategic, operational and competitive risks also are presented and discussed at the Board’s quarterly meetings, and more often as necessary. On at least an annual basis, the Board conducts a review of our long-term strategic plans. In addition, at least quarterly, or more often as necessary, the General Counsel updates the Board on material legal and regulatory matters.

The Audit Committee is responsible for reviewing our major financial risk exposures, financial reporting, internal controls, credit and liquidity risk, compliance risk and key operational risks. The Audit Committee meets regularly in separate executive session with the Chief Financial Officer and the independent auditor, as well as with committee members only, to facilitate a full and candid discussion of risk and other issues.

The Compensation Committee is responsible for overseeing human capital and compensation risks, including evaluating and assessing risks arising from our compensation policies and practices for all employees and ensuring executive compensation is aligned with performance. The Compensation Committee also is charged with monitoring our incentive and equity-based compensation plans, including employee retirement and benefit plans.

The Nominating Committee oversees risks related to our overall corporate governance, including Board and committee composition, Board size and structure, director independence, and potential conflicts of interest. The Committee is also responsible for overseeing risks associated with succession planning for the Board.

The Strategy and Alternatives Committee oversees risks related to the Company’s long-term business plans, including considering its strategic plan, strategic initiatives and any technological innovations which may be relevant to the Company’s business.

In addition to the responsibilities undertaken by the committees discussed above, the Board committees may have oversight of specific risk areas consistent with the committees’ charters and responsibilities.

Board Meetings and Attendance

The Board of Directors held twenty-six (26) regularly scheduled and special meetings during fiscal 2014. During fiscal 2014, all directors of the Company attended at least seventy-five percent (75%) of the aggregate meetings of the Board and committees on which they served during their tenure on the Board.

Board Committees

Audit Committee

The Company has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  During fiscal 2014, the Audit Committee consisted of Messrs. Scott (chairman), Bogomolny, Domenik and McCorkle.  Each member of the Audit Committee is currently an independent director within the meaning of Nasdaq Listing Rule 5605(a)(2).  The Board of Directors has determined that Mr. Scott is an Audit Committee financial expert. The Audit Committee is responsible for, among other things, reviewing the Company’s financial reports and systems of internal controls and overseeing and approving the services to be performed by the Company’s independent accountants.  A copy of the Charter of the Audit Committee is posted in the Corporate Governance section on the Investor tab of the Company’s website (www.emcore.com).  The Audit Committee met seven (7) times during fiscal 2014.

Compensation Committee

The Compensation Committee evaluates the performance of the Chief Executive Officer and other officers and reviews and approves their compensation.  During fiscal 2014, the Compensation Committee consisted of Messrs. Scott (chairman), Domenik, Fine and McCorkle. A copy of the Charter of the Compensation Committee is posted in the Corporate Governance section on the Investor tab of the Company’s website (www.emcore.com).  The processes and procedures for the review and approval of executive compensation are described in the Compensation Discussion and Analysis section of this Proxy Statement. In addition, the Compensation Committee has responsibility for recommending to the Board the level and form of compensation and benefits for directors. It also administers the Company’s incentive compensation plans and is responsible for setting the compensation and benefits for the company’s executives.  The Compensation Committee met nine (9) times during fiscal 2014.

To the extent consistent with its obligations and responsibilities, the Compensation Committee may form subcommittees of one or more members of the Compensation Committee and delegate its authority to the subcommittees as it deems appropriate. In addition, the Compensation Committee has the authority to retain and terminate external advisors in connection with the discharge of its duties.

In January 2014, the Compensation Committee engaged Compensia, Inc. (“Compensia”), an independent compensation consultant, to conduct a limited analysis of executive compensation.  For more information regarding Compensia’s analysis, see the “Compensation Discussion and Analysis — The Company’s Annual Compensation Decision-Making Process” section of this Proxy Statement.

Nominating Committee

The Nominating Committee identifies and recommends new members to the Company’s Board of Directors.  During fiscal 2014, the Nominating Committee consisted of Messrs. Tegnelia (chairman), Becker, Bogomolny and Fine.  A copy of the Charter of the Nominating Committee is posted in the Corporate Governance section on the Investor tab of the Company’s website (www.emcore.com).  The Nominating Committee met three (3) times in fiscal 2014.

The Nominating Committee has not established specific minimum age, education, experience or skill requirements for potential director nominees.  When considering a potential director candidate, the Nominating Committee considers the candidate’s individual skills and knowledge, including experience in business, finance, or administration, familiarity with national and international business matters, and appreciation of the relationship of the Company’s business to changing needs in our society.  The Nominating Committee also carefully considers any potential conflicts of interest.  All nominees must possess demonstrated character, good judgment, integrity, relevant business, functional and industry experience, and a high degree of acumen.  Although the Nominating Committee does not have a formal policy with respect to diversity, in accordance with the Company’s philosophy, the Nominating Committee endeavors to identify nominees that represent diverse backgrounds and experience in policy-making positions in business and technology, and in areas that are relevant to the Company’s global activities.  The Nominating Committee assesses the effectiveness of its efforts to achieve a Board with a diversity of backgrounds and experiences by periodically reviewing the skills and experiences of the Board as a whole, and each of the directors individually.

The Nominating Committee identifies potential candidates from a number of sources, including current members of the Board and, if the Nominating Committee so chooses, third party search firms.  The Nominating Committee may also consider candidates proposed by management or by shareholders. The Nominating Committee evaluates director candidates recommended by shareholders in the same way that it evaluates candidates recommended by other sources.  After the Nominating Committee’s initial evaluation of a candidate, if that candidate is still of interest to the Nominating Committee, one or more designated members of the Board will interview the candidate.  Additional interviews by other Board members and/or senior management may take place and other screening processes may be undertaken.  The Nominating Committee will meet to finalize its recommended candidates, which will be submitted to the entire Board for consideration.  All candidates who are recommended by the Nominating Committee and approved by the Board are then included as nominees in our proxy statement for the year in which the Class for which they are nominated comes up for election.

The Nominating Committee will consider suggestions from shareholders regarding possible director candidates for election in 2015. Such suggestions must contain (1) all information for each nominee required to be disclosed in a proxy statement under the Exchange Act, (2) the name and address of the shareholder making the recommendation, the number of shares owned and the length of ownership, (3) a statement as to whether the nominees meet the criteria for independence under the rules of the Nasdaq and the Company’s By-Laws and (4) the written consent of the nominees to serve as a director if elected.  Such suggestions must be submitted to the Company’s Secretary in accordance with the procedures and timing set forth in the section of this Proxy Statement entitled “Shareholder Proposals” below, under “General Matters,” as well as the Company’s By-Laws. The directors nominated in this Proxy Statement were recommended for re-election by the Board of Directors and in accordance with the Settlement Agreement.

When appropriate, the Nominating Committee may form subcommittees of one or more of its members and delegate its authority to these subcommittees as it deems appropriate.

Strategy and Alternatives Committee

The Strategy and Alternatives Committee was designated in December 2013 to assist the Board in discharging its responsibilities relating to the Company’s strategic planning and the development of technologies that could contribute to the achievement of the Company’s strategic plan.  Pursuant to the Settlement Agreement, the Strategy and Alternatives Committee shall be comprised of no more than four members, three of whom shall be independent directors within the meaning of the Nasdaq rules.  During fiscal 2014, the Board appointed Messrs. Becker (chairman), Domenik and Tegnelia to serve on the Strategy and Alternatives Committee.  Responsibilities of the Strategy and Alternatives Committee include:

•                       discussing the Company’s strategic plan, including any proposed merger or acquisition;

•                       considering technological innovations relevant to the business of the Company;

•                       considering and discussing strategic initiatives and new technologies that the Committee believes could contribute to the achievement of the Company’s strategic plan; and

•                       upon request of the Board from time to time, providing advice and assistance with regard to evaluating potential strategic initiatives that fall within the scope of the Committee’s purposes.

To the extent consistent with its obligations and responsibilities, the Strategy and Alternatives Committee may form subcommittees of one or more of its members delegate its authority to these subcommittees as it deems appropriate.

A copy of the Charter of the Strategy and Alternatives Committee is posted in the Corporate Governance section of the Investor tab of the Company’s website (www.emcore.com).  The Strategy and Alternatives Committee met twenty-three (23) times in fiscal 2014.

Board Attendance at Annual Meetings

The Company strongly encourages members of the Board of Directors to attend the Company’s Annual Meetings of Shareholders, absent extraordinary circumstances.  Last year, the entire Board of Directors attended the 2014 Annual Meeting.

Shareholder Communications with the Board

Shareholders may communicate with the Company’s Board of Directors through its Secretary by writing to the following address: Board of Directors, c/o The Secretary, EMCORE Corporation, 2015 W. Chestnut Street, Alhambra, CA, 91803.  The Company’s Secretary will forward all correspondence to the Board of Directors, except for junk mail, mass mailings, product complaints or inquiries, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate or redundant material. The Company’s Secretary may forward certain correspondence, such as product-related inquiries, elsewhere within the Company for review and possible response.  A Board member may request to see all shareholder communications at any time.

DIRECTOR COMPENSATION FOR FISCAL YEAR 2014

The Company compensates each non-employee Director for service on the Board of Directors.  Director compensation for fiscal 2014 included the following:

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Robert L. Bogomolny(3)	38,800	50,000	88,800
John Gillen	22,750	16,667	39,417
Thomas Russell	20,900	16,667	37,567
Steven Becker(3)	40,850	30,000	70,850
Gerald J. Fine(3)	30,550	40,000	70,550
Reuben F. Richards	12,200	13,334	25,534
Stephen L. Domenik(3)	45,250	30,000	75,250
Charles T. Scott(3)	48,000	40,000	88,000
Sherman McCorkle	37,800	40,945	78,745
James A. Tegnelia, Ph.D.(3)	43,900	40,000	83,900

(1)                                                         The amounts in this column reflect the dollar amounts earned or paid in cash for services rendered in fiscal 2014.

(2)                                                         Pursuant to the Company’s 2007 Directors’ Stock Award Plan, each non-employee director was entitled to receive Company Common Stock equal to the listed dollar amounts for services rendered in calendar year 2014.  In December 2011, Messrs. Gillen, Scott and Tegnelia elected to defer their equity awards in respect of services rendered in calendar year 2012 (granted in calendar year 2013) until the earlier of their termination of service as a director of the Company or a change in control, as such term is defined in the Company’s Directors’ Stock Award Plan. On November 7, 2013, the Company made these equity grants in the form of Company Common Stock for Messrs. Russell and McCorkle and phantom share credits for Messrs. Gillen, Scott, Bogomolny and Tegnelia.

(3)                                                         Deferral of award.

Each non-employee director received an annual stock award amount equal to $40,000 beginning in 2014; provided, that in the event a person serves as a non-employee director for less than a full plan year, such amount was prorated based on the number of whole calendar months the director served as a non-employee director during the plan year under the 2007 Directors’ Stock Award Plan (as amended and restated, the “Amended 2007 Plan”).

For fiscal 2014, each director earned Company Common Stock in an amount equal to $40,000 and each Co-Chairman received an additional $10,000 worth of restricted stock units.  On December 5, 2014, the Board of Directors recommended an additional $50,000 worth of restricted stock units be awarded to each Co-Chairman due to the additional workload they took on in 2014 from the strategy review process.  Then on December 15, 2014, the Compensation Committee approved that such award be made on January 2, 2015.

In accordance with the terms of the Amended 2007 Plan, Mr. Gillen was paid out $78,000 worth of shares of common stock he deferred under the Amended 2007 Plan, in respect of services rendered as a director of the Company, on March 14, 2014—within 30 days of his retirement as a director at the 2014 Annual Meeting.

The Company’s Outside Directors’ Cash Compensation Plan provides for the payment of cash compensation to non-employee directors for their participation at Board meetings, in amounts established, and periodically reviewed, by the Board. Each non-employee director receives a meeting fee for each meeting of the Board that he attends (including telephonic meetings, but excluding execution of unanimous written consents). In addition, each non-employee director receives a committee meeting fee for each meeting of a Board committee that he attends (including telephonic meetings, but excluding execution of unanimous written consents). Until changed by resolution of the Board, the Board meeting fee is $4,000 and the committee meeting fee is $1,500; provided that the meeting fee for special telephonic Board meetings (i.e., Board meetings that are not regularly scheduled and in which non-employee directors typically participate telephonically) is $750 and the committee meeting fee for such special telephonic meetings is $600. Any non-employee director who is the chairman of a committee receives an additional $750 for each meeting of the committee that he chairs, and an additional $200 for each special telephonic meeting of such committee.

No director who is an employee of the Company receives compensation for services rendered as a director under the Amended 2007 Plan or the Outside Directors’ Cash Compensation Plan. Although Mr. Richards stepped down as Executive Chairman effective September 30, 2012, he did not receive compensation under the Amended 2007 Plan or the Outside Directors’ Cash Compensation Plan during fiscal 2014 because he instead received certain payments and benefits pursuant to the Richards Separation Agreement.

The Richards Separation Agreement (as disclosed in Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on August 9, 2012 and incorporated by reference herein) provides Mr. Richards with payments and benefits that are consistent with the payments and benefits to which he was entitled pursuant to the terms of his employment agreement.  The ongoing payments and benefits are as follows:

Mr. Richards, his spouse and his eligible dependents shall continue to participate in the Company’s health plans on the same terms as they currently participate in such plans, for so long as Mr. Richards is serving as the Chairman Emeritus of the Board.  Mr. Richards will be eligible to exercise his rights to COBRA, and in the event Mr. Richards exercises such rights, the Company will pay the portion of Mr. Richards’ COBRA premiums for eighteen (18) months following the date he no longer serves as Chairman of the Board that the Company would have otherwise paid if Mr. Richards were still an active employee during such period.  The estimated value of the full eighteen (18) months of such COBRA premium payments is $32,687.

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis describes the Company’s executive compensation program and analyzes the compensation decisions made for the executive officers included in the Summary Compensation Table (the “Named Executive Officers”) for fiscal 2014.

Objectives and Components of the Company’s Compensation Program

The Company’s executive compensation program is designed to motivate executives to achieve strong financial, operational, and strategic performance and recognizes individual contributions to that performance.  Through the compensation program, the Company seeks to attract and retain talented executive officers by providing total compensation that is competitive with that of other executives employed by companies of similar size, complexity and lines of business.  The Company’s executive compensation program is also designed to link executives’ interests with shareholders’ interests by providing a portion of total compensation in the form of stock-based incentives.

The Company’s Annual Compensation Decision-Making Process

The Compensation Committee of the Board of Directors is responsible for setting and administering policies that govern the Company’s executive compensation programs.  Following the end of each fiscal year, the Compensation Committee reviews the Company’s performance and the performance of each Named Executive Officer for the prior fiscal year, together with the results of the shareholders’ advisory vote on executive compensation at the previous annual meeting of shareholders.

At least every three years, the Compensation Committee also retains the services of a compensation consultant to assist in gathering a comprehensive set of comparative data (all comparative market data is collectively referred to as the “Comparative Compensation Data”).  In January 2014, the Compensation Committee engaged Compensia to conduct an analysis of possible retention programs for executives involved in strategic initiatives/divestitures. For more information regarding retention agreements entered into with Company executives see “Governance — Related Party Transaction Approval Policy.”  The Compensation Committee regularly reviews the services provided by Compensia and performs an annual assessment on the independence of Compensia to determine whether the Compensia is independent. The Compensation Committee determined that Compensia is independent in providing the Company with executive compensation consulting services and that Compensia’s work for the Committee did not raise any conflicts of interest, consistent with SEC rules and NYSE listing standards.  In making this determination, the Committee reviewed information provided by Compensia on the following factors:

•                                          Any other services provided to Company by Compensia;

•                                          Fees received by Compensia from Company as a percentage of Company’s total revenue;

•                                          Policies or procedures maintained by Compensia to prevent a conflict of interest;

•                                          Any business or personal relationship between the individual Compensia consultants assigned to the Company relationship and any Committee member;

•                                          Any Company stock owned by Compensia or the individual Compensia consultants assigned to the Company relationship; and

•                                          Any business or personal relationship between the individual Compensia consultants assigned to the Company relationship, or Compensia itself, and the Company’s executive officers.

Having reviewed such factors, the Compensation Committee determined that it would be in the best interests of the Compensation Committee and of the Company to ratify and approve the engagement of Compensia as its independent compensation consultant.  The Compensation Committee’s intent was that Compensia would provide comparative information regarding the compensation practices of companies similar to EMCORE.  Compensia studied market data summarizing a range of telecommunications transactions entered into between 2008 and 2013.  Compensia recommended a target bonus figure (expressed as severance and transactional payments as a percentage of deal value) that, at 5% of deal value, was between the 50th and 75th percentile (3.7% and 7.1%, respectively) of retention bonus amounts of the compiled market data.  These recommendations with respect to retention bonuses were presented to the Compensation Committee, which considered the recommendations and approved such bonuses.

At the Company’s annual meeting of shareholders held on March 5, 2014, the Company provided its shareholders with the opportunity to cast an advisory vote on executive compensation (a “say-on-pay proposal”).  Over 95% of the votes cast on the say-on-pay proposal at that meeting were voted in favor of the proposal.  The Compensation Committee believes this affirms shareholders’ support of the Company’s approach to executive compensation.  Accordingly, the Compensation Committee continues to use the same policies and principles when making decisions regarding executive compensation.

Based on its review of the Company’s performance and the performance of each Named Executive Officer for the prior fiscal year, the Comparative Compensation Data, when available, and the outcome of the Company’s say-on-pay vote, the Compensation Committee discusses and approves any potential base salary increases related to the current fiscal year and awards annual cash incentives and equity grants in respect of the prior fiscal year.

Employment Agreements

In an effort to further promote the retention of the Company’s Named Executive Officers, the Compensation Committee approved executive employment agreements with each Named Executive Officer.  Each employment agreement provides that the Named Executive Officer’s employment is “at-will” and may be terminated by the Named Executive Officer or the Company at any time with or without cause, subject only to the severance obligations that are discussed in greater detail under the “Executive Compensation - Potential Payments upon Termination or Change-in-Control” section of this Proxy Statement.  Under the terms of each employment agreement, the initial base salary of each Named Executive Officer was established, as described in more detail below.  The base salary of each Named Executive Officer will continue to be determined annually by the Compensation Committee, which may, in its sole and absolute discretion, increase the Named Executive Officer’s base salary, but may not decrease it below the initial base salary without the Named Executive Officer’s consent.  In addition, each Named Executive Officer is entitled to participate in any of the Company’s annual bonus or pay-for-performance plans and will be eligible for equity awards under the Company’s equity award plans covering senior executives, in each case, as may be in effect from time to time and as approved by the Compensation Committee.  In the event a payment or benefit provided under the employment agreement would constitute a “parachute payment” within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended, then such payment or benefit will be limited as provided in the employment agreement.

Base Salary

Base salaries for executives are determined based upon job responsibilities, level of experience, individual performance, and the Comparative Compensation Data, when available.  The goal for the base salary component is to compensate executives at a level that approximates the median salaries of individuals in comparable positions and markets, which we believe helps us attract, motivate and retain talented executives.  The Chief Executive Officer is responsible for reviewing base salary increases for the other executive officers, and recommending salary increases for these individuals to the Compensation Committee. The Chief Executive Officer also recommends salary increases for himself, based on his assessment of the Comparative Compensation Data (when available) and his personal performance.  These recommendations are advisory and are based solely on the Chief Executive Officer’s judgment and opinion, taking into account the above-listed factors and recommendations from the compensation consultant, if retained.  The Compensation Committee independently reviews, adjusts, where appropriate, and approves the salary increases, if any, for the Chief Executive Officer and other executive officers based upon its subjective discretion.  The Compensation Committee does not target any particular percentile when making salary determinations for its Named Executive Officers, but rather utilizes the Comparative Compensation Data, when available, and recommendations from the compensation consultant, if any, together with other factors, including an executive officer’s individual experience, scope of responsibility and performance, when determining any salary increases.  The Compensation Committee exercises its judgment in determining how to weigh each of these factors.  The Compensation Committee reviews any salary increase for the Chief Executive Officer in executive session.

The Compensation Committee determined not to award base salary increases to its Named Executive Officers in fiscal 2014.

Annual Cash Incentives

Typically, the Company establishes a cash incentive plan each fiscal year which provides the Company’s executive officers an opportunity to receive an annual cash payment in addition to their base salaries.  The purpose of the cash incentive plan is to drive overall effectiveness and productivity by establishing a consistent market driven, performance-based approach to compensation that supports the Company’s strategic business objectives and goals of achieving profitability. By linking a significant portion of an executive’s annual cash compensation to the achievement of the Company’s strategic objectives, as well as the individual’s performance, the individual’s compensation is closely tied to the success of the Company.  We believe that providing annual cash incentive opportunities is a key component of maintaining a competitive executive compensation program.  On April 10, 2014, the Compensation Committee approved a non-executive Cash Bonus Plan for the 2014 fiscal year.  The Company’s executives were excluded from this because the Compensation Committee was considering the implementation of an Executive retention bonus which would align to the on-going strategic initiatives being undertaken.

Long-Term Stock-Based Incentives

The Company believes that stock-based incentives are an effective tool for aligning the interests of our executives with the interests of our shareholders.  Long-term stock-based incentives may consist of stock options, restricted stock, performance stock, restricted stock units, performance stock units, stock purchase rights, deferred stock units and stock appreciation rights, all of which provide an incentive for the executives to join and remain with the Company, continue to promote its best interests and enhance its long-term performance.

As of September 30, 2014, the Company had only awarded long-term compensation in the form of stock options, restricted stock awards and restricted stock units.  Stock options, restricted stock awards and restricted stock units provide executives with an incentive to maximize shareholder value by directly aligning the economic interests of the executives with those of the shareholders.  Stock options give an executive the right to buy a share of Common Stock (“Common Stock”) in the future at a predetermined exercise price.  The exercise price is the closing price of the Common Stock on the grant date.  New hire stock option awards vest over a five-year period while annual stock option awards generally vest over a four-year period.  Other supplemental stock option awards vest over a four-year period.  All options expire ten years after the grant date.  In addition, under the Company’s 2010 Equity Incentive Plan (the “2010 Plan”) no one recipient may be granted an award of options to purchase more than 125,000 shares of Common Stock in any twelve month period.  Under the Company’s 2012 Equity Incentive Plan (the “2012 Plan”), no one recipient may be granted an award of options to purchase more than 150,000 shares of Common Stock in any fiscal year, except that options granted at the time of hire will not be counted against the foregoing limitation.  Executives who are terminated for cause immediately forfeit all options that have not vested, unless otherwise determined by the Compensation Committee.

Restricted stock awards are grants of Common Stock that are subject to restrictions on sale and forfeiture until vested.  Restricted stock units are contractual rights to receive a stated number of shares of Common Stock, or if provided by the Compensation Committee on or after the grant date, cash equal to the fair market value of such shares of Common Stock or any combination of shares of Common Stock and cash having an aggregate fair market value equal to such stated number of shares of Common Stock, that are subject to forfeiture until vested.  Under the 2010 Plan, these awards vest over a three year period, and no one recipient may receive an award of restricted stock or restricted stock units covering more than 50,000 shares of Common Stock in any twelve month period.  Under the 2012 Plan, no one recipient may receive an award of more than 150,000 restricted stock units in any fiscal year or an award of restricted stock covering more than 150,000 shares of Common Stock in any fiscal year, except an employee may be granted an aggregate of up to 300,000 restricted stock units and an award of restricted stock covering up to 300,000 shares of Common Stock at the time of hire, which will not be counted against the foregoing limitations.  For executives who voluntarily resign or are terminated for cause, any unvested restricted stock or restricted stock units are immediately forfeited and canceled unless otherwise determined by the Compensation Committee.

In granting stock-based awards, the Compensation Committee uses its judgment and discretion and does not issue a targeted number of stock options, restricted stock awards or restricted stock units, but rather reviews the executive’s individual performance and the performance of the Company in the prior fiscal year, as well as the Comparative Compensation Data, when available, and any recommendations from compensation consultants, to determine the appropriate value of the award at the time it is granted.  Grants of stock options and awards of restricted stock and restricted stock units to executive officers are also based upon each executive officer’s relative position, responsibilities, historical and expected contributions to the Company, and the officer’s vested option, restricted stock award and restricted stock unit balance from previous grants and awards, with primary weight given to the executive officer’s relative rank and responsibilities. Initial stock option grants, restricted stock awards and restricted stock units designed to recruit an executive officer to join the Company may be based on negotiations with the officer, with reference to historical option grants and restricted stock and restricted stock unit awards to existing officers, and the Comparative Compensation Data.

On November 15, 2013, Mr. Larocca informed the Company that he would resign from his position as the Company’s Chief Operating Officer effective November 30, 2013 to pursue other business endeavors.  In connection with his resignation, the Company entered into a separation agreement and general release with Mr. Larocca (the “Larocca Separation Agreement”).  Pursuant to the terms of the Larocca Separation Agreement, all of the unvested outstanding equity awards held by Mr. Larocca vested as of January 14, 2014.  Additionally, the Company entered into separation agreements with Dr. Hou, Mrs. Van Berkel and Mr. Gomez in calendar year 2014. For more information regarding these separation agreements, see “Compensation Discussion and Analysis - Severance Policy and Severance Agreements.”

On November 22, 2013, the Compensation Committee reviewed the base salaries of Chief Financial Officers in the Company’s peer group (consisting of Mindspeed Technologies, Inc., Neophotonics Corporation, Oclaro Inc., Oplink Communications, Inc., Vitesse Semiconductor Corporation, Anadigics, Inc. and AXT Inc.), and awarded 20,000 restricted stock units to Mr. Weinswig to recognize Mr. Weinswig’s extraordinary contributions to the Company and his lower base salary compared to his peers.  5,000 shares vested immediately and were settled in Common Stock on the grant date.  The remaining 15,000 restricted stock units vested and will vest in three equal annual installments commencing on November 22, 2014.

On January 23, 2014, the Compensation Committee approved the following annual equity retention grants in consideration of the achievements of the Named Executive Officers in fiscal 2014 and the Comparative Compensation Data.

Name	Number of Restricted Stock Units
Hong Q. Hou, Ph.D.	75,000
Mark Weinswig	50,000
Monica Van Berkel	40,000
Alfredo Gomez	40,000

These grants will vest in three equal annual installments on January 23, 2015, 2016 and 2017.

On December 15, 2014, the Compensation Committee approved a performance grant of 50,000 restricted stock units to be awarded to Mr. Weinswig on January 5, 2015.  The grant was related to the Company’s review of strategic alternatives and to Mr. Weinswig’s hard work and success related to such strategic alternatives.  With the completion of the Photovoltaics Sale, all of Mr. Weinswig’s equity had vested under the terms of his retention award letter agreement, so by granting additional restricted stock units vesting over some time, the grant served (and serves) a retention purpose.  12,500 of these restricted stock units vested immediately at the time of grant. The remaining 37,500 restricted stock units will vest in three equal annual installments commencing on January 5, 2016.

Company Benefits

The Company’s benefits are an important tool in our ability to attract and retain outstanding employees throughout the Company.  As a business matter, we weigh the benefits we need to offer to remain competitive and attract and retain talented employees against the cost of the benefits.  Benefit levels are reviewed periodically to ensure they are cost-effective and competitive and support the overall needs of Company employees.

This section describes the benefits that the Company provides to key executives and notes those instances when benefits for the Named Executive Officers differ from the general plan. In some instances, we also describe the programs we offer across the Company as context to specific discussions about executive benefits.

Medical, Dental, and Vision Benefits

The Company offers a standard benefits package to all of its employees, which includes medical, dental, and vision coverage.  The Named Executive Officers receive coverage at 100% whereas all other employees of the Company receive coverage ranging from 50% to 100% depending on the service performed.

Company-sponsored Retirement Plans

The EMCORE Corporation 401(k) Plan (the “401(k) Plan”) is a defined contribution plan that is designed to comply with Employee Retirement Income Security Act of 1974, the Internal Revenue Code, as well as federal and state legal requirements.  The 401(k) Plan is designed to provide retirement benefits to eligible employees of the Company and is administered by Prudential Financial.  Participants in the 401(k) Plan may elect to reduce compensation by a specific percentage, which is contributed to the participant’s 401(k) account on a pre-tax basis as a salary deferral.

Employees, including the Company’s Named Executive Officers, may elect to contribute to the 401(k) Plan through salary reduction up to the yearly maximum tax-deductible deferral allowed pursuant to IRS regulations.  A participant may elect to defer between 1-30% of his or her compensation per pay period.  The deferral amount will not be subject to income tax until distribution.  Each participant is able to direct his or her investment into any of the available investment options.  Participants’ contributions are vested at 100%.

The Company may provide a discretionary match of 50% of the first 6% of a participant’s contribution to the 401(k) Plan, and this matching contribution vests over a five year period, based on the participant’s continuing service during such period.  This matching contribution is in the form of Common Stock.  Participants are able to exchange Common Stock for other investment options within the 401(k) Plan upon receipt of the Company match and in compliance with the Company’s insider trading policies.  Exchanges from other investment options to Common Stock are not permitted under the 401(k) Plan.

An employee, including a part-time or temporary employee, becomes eligible to participate in the 401(k) Plan on the 60th day following his or her date of hire and attaining the age of 20 years.  A re-hire is eligible to participate in the 401(k) Plan immediately.

Employee Stock Purchase Plan

The Company offers all eligible employees, including the Company’s Named Executive Officers, the opportunity to acquire an ownership interest in the Company by purchasing shares of Common Stock through a tax-qualified employee stock purchase plan (“ESPP”). Under the ESPP, an employee can withhold, through payroll deductions, up to 10% of his/her earnings, up to certain maximums, to be used to purchase shares of Common Stock at certain plan-defined dates.  The option price is set at 85% of the average of the high and low price for Common Stock on either the first or last day of the offering period, whichever is lower.

Officer and Director Share Purchase Plan

In January 2011, the Compensation Committee of the Board of Directors approved an Officer and Director Share Purchase Plan (the “ODPP”), which allows executive officers and directors of the Company to purchase shares of Common Stock at fair market value in lieu of salary or, in the case of directors, director fees. Eligible individuals may voluntarily participate in the ODPP by authorizing payroll deductions or, in the case of directors, deductions from director fees for the purpose of purchasing shares of Common Stock. Elections to participate in the ODPP may only be made during open trading windows under the Company’s insider trading policy when the participant does not otherwise possess material non-public information concerning the Company. The Board of Directors has authorized 125,000 shares to be made available for purchase by officers and directors under the ODPP.  As of September 30, 2014, 36,259 shares of Common Stock had been purchased under the ODPP.

Perquisites

From time to time, the Company provides perquisites to key executive officers, including the Named Executive Officers, as a recruiting and retention tool.  We believe that our perquisites are appropriate and we periodically review them against the Comparative Compensation Data, when available, and generally accepted corporate practices.

Severance Policy and Severance Agreements

In an effort to further promote the retention of the Company’s Named Executive Officers, on August 2, 2011, the Company entered into employment agreements with each of its Named Executive Officers to formalize its severance policy.  In accordance with the terms of these agreements, the Named Executive Officers are eligible to receive certain severance benefits under specified circumstances, including payment of base salary, for a period of one year plus two weeks, plus an additional two weeks for each whole year that the Named Executive Officer was employed by the Company, payment of certain COBRA benefits, provision of certain outplacement services and acceleration and immediate vesting of all outstanding equity awards.  The Named Executive Officers are not eligible to receive severance benefits if they are terminated for “cause,” or if they voluntarily terminate their employment other than for “good reason” as such terms are defined in the agreements.  In addition, in order to receive any severance benefits for which a participant is eligible under their employment agreement, the participant must execute within sixty (60) days of the date of termination, a general release agreement prepared by the Company that includes, among other things, a release by the participant of the Company from any liability or obligation to the participant.

On September 17, 2014, the Company announced that its Chief Executive Officer, Dr. Hou, would terminate employment with the Company effective January 2, 2015 or, if later, fifteen days following the date on which the Company hires a successor Chief Executive Officer (the “Separation Date”).  On September 17, 2014 the Company also entered into a Separation Agreement and General Release with Dr. Hou (as disclosed in Exhibit 10.1 of the Current Report on Form 8-K filed by the Company on September 18, 2014, which is incorporated herein by reference) pursuant to which, as of the Separation Date, Dr. Hou will cease to serve as a director of the Company and as an officer or employee with the Company and its affiliates.  On December 11, 2014, the Company announced that Mrs. Van Berkel, its Chief Administration Officer, and Mr. Gomez, its General Counsel will terminate employment with the Company, effective January 2, 2015 in the case of Mrs. Van Berkel and, in the case of Mr. Gomez, effective the later of February 13, 2015 or the date which is 10 business days following notice to Mr. Gomez that the Company has hired a new in-house counsel.  On December 10, 2014, the Company also entered into a Separation Agreement and General Release with each of Mr. Gomez and Mrs. Van Berkel (as disclosed in Exhibits 10.2 and 10.3 of the Form 8-K filed by the Company on December 11, 2014, which are incorporated herein by reference).

For more information regarding potential payments to the Named Executive Officers upon a termination or change of control under the employment agreements, see “Executive Compensation — Potential Payments upon Termination or Change-in-Control.”

Compensation of the Chief Executive Officer

In fiscal 2014, Dr. Hou participated in the same compensation programs and received compensation based upon the same criteria as the Company’s other executive officers.  However, Dr. Hou’s compensation reflected the higher level of responsibility that he had with respect to the strategic direction of the Company, the Company’s financial and operating results, and interactions with the investment community.

Tax and Accounting Considerations

Under Section 162(m) of the Internal Revenue Code, the Company may not deduct annual compensation in excess of $1 million paid to certain employees — generally its Chief Executive Officer and its three other most highly compensated executive officers (other than the Chief Financial Officer), unless their compensation qualifies as performance-based compensation. While the Compensation Committee intends to structure performance-related awards in a way that will preserve the maximum deductibility of compensation awards, the Compensation Committee may from time to time approve awards that would vest upon the passage of time or other compensation, which would not result in qualification of those awards as performance-based compensation.  The company’s Executive Officers had no role in determining or recommending the amount or form of executive and director compensation.

EXECUTIVE COMPENSATION

The table below sets forth certain information concerning the annual and long-term compensation earned for services in all capacities to the Company of those persons who during fiscal 2014 (i) served as the Company’s Chief Executive Officer, (ii) served as the Company’s Chief Financial Officer, and (iii) were the three most highly-compensated officers (other than the Chief Executive Officer, and Chief Financial Officer).  Compensation information is provided for the fiscal years ended September 30, 2012, 2013 and 2014, except in cases where an individual was not a Named Executive Officer for the applicable year.

Summary Compensation Table for Fiscal 2014

				Stock	Option	All Other
Name and Principal		Salary	Bonus	Awards	Awards	Compensation		Total
Position	Year	($)	($)	($)(2)	($)(2)	($)		($)
Hong Q. Hou, Ph.D.(4)	2014	450,445	0	366,750	0	9,943		827,139

Chief Executive Officer	2013	450,445	0	188,400	0	85,687	(3)	724,532
	2012	419,260	0	145,350	0	9,213		573,823

Mark Weinswig	2014	260,000	0	343,300	0	9,793		613,094

Chief Financial Officer	2013	260,000	0	94,200	0	8,056		362,256
	2012	248,000	0	92,580	0	7,567		348,147

Christopher Larocca(1)	2014	260,000	0	0	0	1,500		261,500

Chief Operating Officer	2013	260,000	0	94,200	0	7,876		362,076
	2012	248,000	0	46,080	0	7,417		301,497

Monica Van Berkel (4)	2014	235,000	0	195,600	0	9,193		439,794

Chief Administration Officer	2013	235,000	0	70,650	0	7,426		313,076
	2012	220,404	0	62,556	0	7,052		290,012

Alfredo Gomez (5)	2014	220,000	0	195,600	0	8,743		424,344

General Counsel	2013	220,000	0	70,650	0	6,722		297,372

(1)

Mr. Larocca resigned as Chief Operating Officer effective November 30, 2013, and entered into the Larocca Separation Agreement, which provided for the vesting of all outstanding equity awards Mr. Larocca had previously been granted under the Company’s various equity awards plans as of January 14, 2014 which is consistent with the payments and benefits to which he was entitled pursuant to the terms of his employment agreement.

(2)

The amounts in this column represent the grant date fair value, in accordance with FASB Accounting Standards Codification No. 718 - “Compensation — Stock Compensation” (without regard to estimated forfeitures related to a service based condition). Assumptions used in the calculation of these amounts are set forth in footnote 16 to the Company’s audited financial statements for the fiscal year ended September 30, 2012, included in the Company’s Annual Report on Form 10-K filed with the SEC on December 13, 2012, footnote 15 to the Company’s audited financial statements for the fiscal year ended September 30, 2013, included in the Company’s Annual Report on Form 10-K filed with the SEC on December 9, 2013, and footnote 16 to the Company’s audited financial statements for the fiscal year ended September 30, 2014, included in the Company’s Annual Report on Form 10-K filed with the SEC on December 12, 2014. These amounts reflect the Company’s accounting expense for these awards and do not necessarily correspond to the actual value that will be recognized by the Named Executive Officer.

(3)	Consists of life insurance premiums of $376, the Company’s matching contributions under its 401(k) plan of $7,650, which are made in Common Stock, and $77,661 in relocation expenses.

(4)	Terminated employment effective January 2, 2015.

(5)	Will terminate employment effective the later of February 13, 2015 or the date which is 10 business days following notice to Mr. Gomez that the Company has hired a new in-house counsel.

The following table sets forth as to each of the Named Executive Officer information on the grants of plan-based awards during fiscal 2014.

Grants of Plan-Based Awards in Fiscal 2014

Name	Grant Date	All Other Stock Awards: Number of Shares of Stocks or Units (#)	Grant Date Fair Value of Stock and Option Awards(1) ($)

Hong Q. Hou, Ph.D.(3)	January 23, 2014	75,000	$366,750
Mark Weinswig	January 23, 2014	50,000	$244,500
	November 22, 2013	20,000	$98,800
Christopher Larocca(2)	N/A	0	0
Monica Van Berkel (3)	January 23, 2014	40,000	$195,600
Alfredo Gomez (4)	January 23, 2014	40,000	$195,600

(1)

The amounts in this column represent the grant date fair value, in accordance with FASB Accounting Standards Codification No. 718 - “Compensation — Stock Compensation” (without regard to estimated forfeitures related to a service based condition). Assumptions used in the calculation of these amounts are set forth in footnote 16 to the Company’s audited financial statements for the fiscal year ended September 30, 2012, included in the Company’s Annual Report on Form 10-K filed with the SEC on December 13, 2012, footnote 15 to the Company’s audited financial statements for the fiscal year ended September 30, 2013, included in the Company’s Annual Report on Form 10-K filed with the SEC on December 9, 2013, and footnote 16 to the Company’s audited financial statements for the fiscal year ended September 30, 2014, included in the Company’s Annual Report on Form 10-K filed with the SEC on December 12, 2014. These amounts reflect the Company’s accounting expense for these awards and do not necessarily correspond to the actual value that will be recognized by the Named Executive Officer.

(2)

Mr. Larocca resigned as Chief Operating Officer effective November 30, 2013, and entered into the Larocca Separation Agreement, which provided for the vesting of all outstanding equity awards Mr. Larocca had previously been granted under the Company’s various equity awards plans as of January 14, 2014 which is consistent with the payments and benefits to which he was entitled pursuant to the terms of his employment agreement.

(3)	Terminated employment effective January 2, 2015.
(4)	Will terminate employment effective the later of February 13, 2015 or the date which is 10 business days following notice to Mr. Gomez that the Company has hired a new in-house counsel.

The following table sets forth as to each of the Named Executive Officer information on outstanding equity awards as of September 30, 2014.

Outstanding Equity Awards as of September 30, 2014

Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Dr. Hong Q. Hou, Ph.D.(3)	1,718	—	12.00	2/28/15
	13,750	—	29.16	8/28/16
	61,250	—	23.04	12/14/16
	2,848	—	35.12	9/25/17
	60,903	—	35.12	9/25/17
	2,984	—	33.52	5/19/18
	45,767	—	33.52	5/19/18
	37,500	—	26.68	4/3/18
	12,501	—	5.00	7/27/19
	37,499	—	5.00	7/27/19
	276,720	—
Mark Weinswig	45,000	30,000	3.80	10/11/20
	45,000	30,000
Christopher Larocca(2)	3,250	—	12.00	2/28/15
	332	—	29.28	12/29/15
	3,000	—	31.80	3/10/16
	500	—	39.00	4/5/16
	1,750	—	29.16	8/26/16
	7,500	—	19.90	3/29/17
	2,715	—	35.12	9/25/17
	4,786	—	35.12	9/25/17
	4,407	—	33.52	5/19/18

Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
	14,344	—	33.52	5/19/18
	42,584	—
Monica Van Berkel (3)	3,750	—	12.00	2/28/15
	179	—	29.28	12/29/15
	11,250	—	29.16	8/28/16
	5,000	—	19.90	3/29/17
	625	—	35.12	9/25/17
	1,875	—	35.12	9/25/17
	4,570	—	33.52	5/19/18
	12,931	—	33.52	5/19/18
	4,689	—	5.24	5/29/19
	14,062	—	5.24	5/29/19
	5,001	—	5.00	7/27/19
	15,000	—	5.00	7/27/19
	78,932	—
Alfredo Gomez (4)	2,250	—	31.04	9/10/17
	3,500	—	33.52	5/19/18
	2,500	—	4.56	7/17/19
	5,000	—	5.00	7/27/19
	13,250	—

(1)

The market value is determined by multiplying the number of shares by $5.69 and the closing trading price of Common Stock on the Nasdaq Global Market on September 30, 2014, the last trading day of the fiscal year.

(2)

Mr. Larocca resigned as Chief Operating Officer effective November 30, 2013, and entered into the Larocca Separation Agreement, which provided for the vesting of all outstanding equity awards Mr. Larocca had previously been granted under the Company’s various equity awards plans as of January 14, 2014.

(3)	Dr. Hou and Mrs. Van Berkel terminated employment effective January 2, 2015.

(4)	Mr. Gomez will terminate employment effective the later of February 13, 2015 or the date which is 10 business days following notice to Mr. Gomez that the Company has hired a new in-house counsel.

The following table sets forth as to each Named Executive Officer information on exercise of stock options and vesting of stock options and restricted stock units during fiscal 2014.

Options Exercised and Stock Vested

Option Awards			Stock Awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)	Value realized on vesting(3) ($)
Hong Q. Hou, Ph.D.(1)	—	—	39,270	192,392
Mark Weinswig	—	—	18,833	90,132
Christopher Larocca	77,500	66,800	36,000	179,280
Monica Van Berkel (1)	—	—	16,006	76,479
Alfredo Gomez (2)	—	—	19,083	91,361

(1)	Terminated employment effective January 2, 2015.
(2)	Will terminate employment effective the later of February 13, 2015 or the date which is 10 business days following notice to Mr. Gomez that the Company has hired a new in-house counsel.
(3)	Based on the closing price of Company stock on the date of vesting.

Potential Payments upon Termination or Change-in-Control

On August 2, 2011, the Company entered into employment agreements with each of its Named Executive Officers, setting forth, among other things, the Named Executive Officer’s severance benefits upon termination or change of control.  In accordance with the terms of these agreements, if (a) a Named Executive Officer’s employment is terminated without cause, (b) the Named Executive Officer terminates his employment for good reason, or (c) within thirty-six months of a change in control of the Company, the Named Executive Officer’s employment is terminated without cause or the Named Executive Officer terminates his employment for good reason, then the Named Executive Officer will receive the following benefits, provided that he enters into a general release agreement with the Company: (i) continued payment of his base salary for a period of one year plus two weeks, plus an additional two weeks for each whole year that the Named Executive Officer was employed by the Company; (ii) payment of certain COBRA premiums; (iii) payment of standard outplacement services up to $15,000; and (iv) acceleration and immediate vesting of all of the Named Executive Officer’s outstanding equity awards that remain subject to vesting (except performance-based awards).

The following are estimated payments and benefits that would be provided to each of Dr. Hou, Mr.Weinswig, Mrs. Van Berkel and Mr. Gomez in the event the Named Executive Officer’s employment is terminated as described above.  The calculations assume a termination date of September 30, 2014, the last business day of fiscal 2014.  The actual amounts of the payments and costs of the benefits, however, can only be determined at the time of an executive’s separation from the Company.

Name	Severance	COBRA (Company Part Only)	Outplacement Services
Dr. Hong Q. Hou Ph.D.(1)	$744,966	$32,687	$15,000
Mark Weinswig	$300,000	$27,239	$15,000
Christopher Larocca(2)	$390,000	$32,687	$15,000
Monica Van Berkel(1)	$334,424	$32,687	$15,000
Alfredo Gomez(1)	$287,692	$6,452	$15,000

(1)	Estimates — Officers terminated employment on a date after September 30, 2014.
(2)	Actual amount — Officer terminated employment on a date prior to September 30, 2014.

In addition, as of September 30, 2014, each Named Executive Officer would realize the following gains from the acceleration of unvested stock options, restricted stock awards and restricted stock units, measured based on a stock price of $5.69, which was the closing price of Common Stock on the Nasdaq Global Market on September 30, 2014:

Name	Value of stock options, restricted stock awards and restricted stock units on Acceleration ($)
Dr. Hong Q. Hou Ph.D.	631,226
Mark Weinswig	462,785
Christopher Larocca	0
Monica Van Berkel	297,337
Alfredo Gomez	295,880

If a Named Executive Officer’s employment is terminated for cause or he terminates his employment without good reason, the Company will pay the Named Executive Officer’s base salary through the effective date of his termination and will not have any additional obligations to the Named Executive Officer.  If a Named Executive Officer’s employment terminates as a result of his death, the Company will pay the Named Executive Officer’s base salary through the effective date of his termination and provide his spouse and children health insurance coverage as in effect on the date of termination for a period of twelve months thereafter.

On November 15, 2013, Mr. Larocca informed the Company that he would resign from his position as the Company’s Chief Operating Officer effective November 30, 2013 to pursue other business endeavors.  In connection with his resignation, the Company entered into the Larocca Separation Agreement, which provides Mr. Larocca with payments and benefits that are consistent with the payments and benefits to which he was entitled pursuant to the terms of his employment agreement.  These payments and benefits are as follows:

(i)	the Company will continue to pay Mr. Larocca his current base salary of $260,000 per annum for a period of 78 weeks, commencing on December 1, 2013;

(ii)

all of the unvested restricted stock and restricted stock units held by Mr. Larocca vested as of January 14, 2014, which had a value of $179,280 based on a stock price of $4.98, which was the closing price of Common Stock on the Nasdaq Global Market on January 14, 2014;

(iii)

all of Mr. Larocca’s outstanding unvested stock options vested as of January 14, 2014, and must be exercised within three (3) years of January 14, 2014 (but no later than the expiration of the term of the applicable stock option). Such unvested stock options had a value of $16,650 which reflects the difference between the exercise price of these stock options and a stock price of $4.98 which was the closing price of Common Stock on the Nasdaq Global Market on January 14, 2014;

(iv)

Mr. Larocca is eligible to exercise his rights to COBRA, and in the event Mr. Larocca exercises such rights, then the Company will pay the portion of Mr. Larocca’s COBRA premiums for eighteen (18) months from the effective date of his termination. The estimated value of such COBRA premium payments is $21,769; and

(v)	the Company will provide Mr. Larocca with standard outplacement services for up to 12 months after December 1, 2013, at the Company’s expense up to a maximum amount of $15,000.

In addition, the Larocca Separation Agreement includes releases by Mr. Larocca of all claims related to Mr. Larocca’s employment and service relationship with, and termination of employment and service from, the Company.

COMPENSATION COMMITTEE REPORT

The information contained under this “Compensation Committee Report” shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any filings under the Securities Act of 1933, as amended, or under the Exchange Act, or be subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates this information by reference into any such filing.

The Compensation Committee is responsible for evaluating the performance of the Chairmen, the Chief Executive Officer and other officers of the Company, as well as reviewing and approving their compensation. The Committee also establishes and monitors overall compensation programs and policies for the Company, including administering its incentive compensation plans. The Committee’s processes and procedures for the consideration and determination of executive compensation are explained in greater detail in the Compensation Discussion and Analysis section.

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis. Based on this review and discussion, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Proxy Statement in accordance with Item 407(e)(5) of Regulation S-K.

This report is submitted by the Compensation Committee.

January 22, 2015

COMPENSATION COMMITTEE Charles T. Scott, Chairman Stephen L. Domenik Gerald J. Fine Sherman McCorkle

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During fiscal 2014, the Company’s Compensation Committee was comprised of Messrs. Scott (chairman), Domenik, Fine and McCorkle.  No member of the Compensation Committee served as one of the Company’s officers or employees during fiscal 2014 or was formerly an officer or employee of the Company at any time.  None of the Company’s executive officers served as a member of the compensation committee of any other company that has an executive officer serving as a member of the Company’s Board of Directors or Compensation Committee during fiscal 2014.  None of the Company’s executive officers served as a member of the board of directors of any other company that has an executive officer serving as a member of the Company’s Compensation Committee during fiscal 2014.

COMPENSATION RISK

The Compensation Committee has reviewed the Company’s compensation policies and practices for all employees, including executive and non-executive officers, and determined that the Company’s compensation programs do not give rise to risks reasonably likely to have a material adverse effect on the Company.  The Committee noted several design features of the Company’s cash and equity incentive programs for all executive officers in particular that reduce the likelihood of excessive risk-taking and instead encourage behaviors that support sustainable value creation by rewarding employees for achieving long-term financial and strategic objectives through prudent business judgment and appropriate risk taking.  Some of these elements include:

•	A Balanced Mix of Compensation Components. The program design provides a balanced mix of cash and equity, annual and longer-term incentives, and performance metrics.
•

Multiple Performance Factors. Our incentive compensation plans use both company-wide metrics and individual performance, which encourage focus on the achievement of several objectives for the overall benefit of the Company. The annual cash incentive is dependent upon multiple performance metrics including revenue and EBIT, as well as individual goals related to specific strategic or operational objectives. The long-term incentives are equity-based and granted annually with a three, four or five year vesting schedule, to create incentives for the executives to focus on the long-term performance of the Company.

•	Focus on Long-term Incentives. Long-term incentive compensation is an integral part of compensation that discourages short-term risk taking.
•	Managed Expectations. Bonus targets are appropriately set to avoid targets that, if not achieved, result in a large percentage loss of compensation.
•	Capped Incentive Awards. Maximum funding level of the executive bonus program is capped at 120 percent of target.

OWNERSHIP OF SECURITIES

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of January 13, 2015 certain information regarding the beneficial ownership of Common Stock of the Company by: (i) each Named Executive Officer of the Company, (ii) each director and nominee, (iii) all directors and executive officers as a group (12 persons), and (iv) each person or “group” (as that term is defined in Section 13(d)(3) of the Exchange Act) known by the Company to be the beneficial owner of more than 5% of the Common Stock of the Company.  Except as otherwise indicated, the Company believes, based on information furnished by such persons, that each person listed below has the sole voting and investment power over the shares of Common Stock shown as beneficially owned, subject to common property laws, where applicable.  Shares beneficially owned include shares of Common Stock and warrants and options to acquire shares of Common Stock that are exercisable within sixty (60) days of January 13, 2015 and phantom share credits representing shares of Common Stock earned by directors for services on the Board that such directors have elected to defer and which will be settled in Common Stock upon a change of control or after such directors’ termination of service as a director of the Company. Unless otherwise indicated, the address of each of the beneficial owners is c/o EMCORE Corporation, 2015 W. Chestnut Street, Alhambra, CA, 91803.

Name	Shares Beneficially Owned(1)		Percent of Common Stock
Robert L. Bogomolny	79,080	(2)	*
Steven Becker	3,197,105	(3)(4)(5)	10.28
Gerald J. Fine, Ph.D.	—		*
Hong Q. Hou, Ph.D.	381,718	(5)(6)	1.22%
Charles T. Scott	73,617	(7)	*
Sherman McCorkle	22,510	(8)	*
Reuben F. Richards, Jr.	441,886	(9)	1.41%
James A. Tegnelia, Ph.D.	18,231	(10)	*
Stephen L. Domenik	—		*
Thomas J. Russell, Ph.D.	1,719,717	(11)	5.53%
Mark Weinswig	107,156	(12)	*
Monica Van Berkel	115,119	(13)	*
Alfredo Gomez	32,667	(14)	*
Christopher Larocca	42,584	(15)	*
All directors and executive officers as a group (15 persons)	4,511,673	(16)	14.18%
Becker Drapkin Management, L.P.	3,197,105	(3)(4)(5)	10.28%
Kopp Investment Advisors, LLC	2,073,975	(17)	6.67%
Photon Acquisition Corporation	3,578,413	(18)	11.51%
c/o Veritas Capital Fund Management L.L.C.
590 Madison Avenue, New York, NY 10022

*	Less than 1.0%

(1)	As of January 13, 2015, 31,873,643 shares of Common Stock were outstanding.

(2)	Includes 7,921 phantom share credits, representing shares of Common Stock earned by Mr. Bogomolny for services rendered as a director, which he elected to defer.
(3)

This formation is based on information contained in a Schedule 13 D/A filed with the SEC on December 6, 2013 and in a Form 4 filed on December 10, 2013. According to the Schedule 13D/A and Form 4, Becker Drapkin Partners (QP), L.P. (“Becker Drapkin QP”) owns 2,077,849 shares of Common Stock (the “Becker Drapkin QP Shares”), and Becker Drapkin Partners, L.P. (“Becker Drapkin, L.P.”) owns 292,742 shares of Common Stock (the “Becker Drapkin, L.P. Shares”). The Becker Drapkin QP Shares and Becker Drapkin, L.P. Shares are collectively referred to herein as the “Becker Drapkin Funds Shares.” Becker Drapkin QP has the power to vote or to direct the vote of (and the power to dispose or direct the disposition of) the Becker Drapkin QP Shares. Becker Drapkin QP disclaims beneficial ownership of the Becker Drapkin, L.P. Shares. Becker Drapkin, L.P. has the power to vote or to direct the vote of (and the power to dispose or direct the disposition of) the Becker Drapkin, L.P. Shares. Becker Drapkin, L.P. disclaims beneficial ownership of the Becker Drapkin QP Shares. As general partner of the Becker Drapkin Funds, Becker Drapkin Management, L.P. (“BD Management”) may be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) the Becker Drapkin Funds Shares. BD Management in its capacity as investment manager for a separate managed account on behalf of an investment advisory client (the “Managed Account”) has the sole power to vote or direct the vote of (and the sole power to dispose or direct the disposition of) 826,514 shares held by the Managed Account (the “Managed Account Shares”). BC Advisors, LLC (“BCA”), as the general partner of BD Management, and Mr. Becker and Matthew A. Drapkin, as the sole members and co-managing members of BCA and limited partners of BD Management, may in each case be deemed to be beneficial owners of the Becker Drapkin Funds Shares and the Managed Account Shares. BD Management disclaims beneficial ownership of the Becker Drapkin Funds Shares. BCA does not own any shares directly and disclaims beneficial ownership of any shares beneficially owned by BD Management. Mr. Becker and Matthew A. Drapkin each disclaim beneficial ownership of any shares beneficially owned by BCA..

(4)

Pursuant to the terms of the Settlement Agreement between the Company and Mr. Drapkin, Stephen Becker, BCA, BD Management, Becker Drapkin QP, and Becker Drapkin L.P. (collectively with Messrs. Becker and Drapkin, the “Shareholder Group”), have agreed that, through the conclusion of the 2015 Annual Meeting (the “Standstill Period”), each member of the Shareholder Group shall cause all shares of Common Stock owned of record or beneficially owned by it or its respective affiliates or associates to be present for quorum purposes and to be voted in favor of all directors nominated by our Board of Directors for election at any shareholder meeting where such matters will be voted on, provided, that such nominees were not nominated in contravention of the Settlement Agreement. In addition, the Settlement Agreement imposes certain restrictions and requirements on each member of the Shareholder Group (and their respective affiliates, associates, agents and other persons acting on his or its behalf), relating to actions with respect to the Company and its common stock during the Standstill Period, including limits on the acquisition of beneficial ownership in excess of 15% of the outstanding shares of our Common Stock; limits on submitting shareholder proposals and Board nominations for a vote by our shareholders; limits on the ability to solicit proxies or written consents from our shareholders; limits on the ability to call a special meeting of our shareholders; limits on actions with respect to sale transactions involving the Company; limits on public statements regarding the Company, the Board, and management; and limits on engaging in certain securities transactions relating to the Company and the securities of the Company.

(5)

Becker Drapkin Management, L.P., Becker Drapkin Partners (QP), L.P., Becker Drapkin Partners, L.P., BC Advisors, LLC, and Dr. Hong Q. Hou (the “Covered Shareholders”) entered into a voting agreement with Photon Acquisition Corporation on September 17, 2014, pursuant to which, subject to certain exceptions, the Covered Shareholders have agreed to vote such shares (i) in favor of the Asset Sale Proposal and (ii) against (A) any action or agreement that would reasonably be expected to result in any of the conditions to EMCORE’s obligation to consummate the transactions contemplated by the Asset Purchase Agreement not being fulfilled, (B) any Alternative Transaction Proposal, and (C) any other action, proposal, transaction or agreement that could reasonably be expected to impede, interfere with, materially delay, materially postpone or materially adversely affect consummation of the Asset Sale (except that the foregoing clauses (A) and (C) will not apply to the sale or disposition by way of asset sale of any part or all of the Other Businesses so long as clause (i) of the definition of Alternative Transaction Proposal is not satisfied, any transaction conditioned on the consummation of the Asset Sale or, solely with respect to certain shareholders, any election of directors nominated by the Board). The voting agreement includes restrictions on the ability of the shareholders that are parties thereto to, (x) transfer the record or beneficial ownership of the shares of EMCORE common stock held by such shareholders, (y) enter into any voting or similar agreement with respect to shares of EMCORE common stock held by such shareholders or (z) take any actions which could reasonably be expected to have the effect of preventing or adversely affecting the consummation of the Asset Sale or such shareholder’s ability to perform its obligations under the voting agreement.

(6)	Includes options to purchase 276,720 shares of Common Stock exercisable within 60 days of September 23, 2014, and 10,705 shares of Common Stock held in the Company’s 401(k) Plan as of June 30, 2014.
(7)

Includes 14,689 phantom share credits, representing shares of Common Stock earned by Mr. Scott for services rendered as a director, which he elected to defer, and 34,125 shares of Common Stock owned by Kircal, Ltd.

(8)	Includes 8,000 shares of Common Stock held in Mr. McCorkle’s 401(k) Plan as of December 31, 2013.
(9)

Includes options to purchase 256,250 shares of Common Stock exercisable within 60 days of September 23, 2014, 43,750 shares of Common Stock held by his spouse, 2,500 shares of Common Stock held by his spouse in a pension fund and 2,500 shares of Common Stock held in trust for the benefit of Mr. Richards’ daughter.

(10)	Includes 13,251 phantom share credits, representing shares of Common Stock earned by Mr. Tegnelia for services rendered as a director, which he elected to defer.
(11)	Includes 856,016 shares of Common Stock held by The Morning Star Trust for the benefit of Dr. Russell’s daughter.
(12)

Includes options to purchase 60,000 shares of Common Stock exercisable within 60 days of September 23, 2014, 5,000 restricted stock units vesting within 60 days of September 23, 2014, and 5,485 shares of Common Stock held in the Company’s 401(k) Plan as of June 30, 2014.

(13)	Includes options to purchase 78,932 shares of Common Stock exercisable within 60 days of September 23, 2014 and 9,014 shares of Common Stock held in the Company’s 401(k) Plan as of June 30, 2014.
(14)	Includes options to purchase 13,250 shares of Common Stock exercisable within 60 days of September 23, 2014 and 4,709 shares of Common Stock held in the Company’s 401(k) Plan as of June 30, 2014.
(15)

Includes options to purchase 42,584 shares of Common Stock exercisable within 60 days of September 23, 2014. On January 14, 2014, all of Mr. Larocca’s outstanding equity awards vested pursuant to the terms of a separation agreement, which he entered into with the Company in connection with his resignation as Chief Operating Officer.

(16)	Includes 5,000 restricted stock units vesting within 60 days of September 23, 2014, and options to purchase 727,736 shares of Common Stock exercisable within 60 days of September 23, 2014.
(17)

This information is based solely on information contained in a Schedule 13D filed with the SEC on October 8, 2010, by Kopp Investment Advisors, LLC (“KIA”), a wholly-owned subsidiary of Kopp Holding Company, LLC (“KHC”), which is controlled by Mr. LeRoy C. Kopp (“Kopp”) (collectively, the “Kopp Parties”). KIA reports beneficially owning a total of 2,073,975 shares of Common Stock including having sole voting power over 0 shares of Common Stock and shared dispositive power over 735,225 shares of Common Stock. KHC reports beneficially owning 2,073,975 shares of Common Stock including having sole voting power over 0 shares of Common Stock and shared dispositive power over 735,225 shares of Common Stock. Kopp reports beneficially owning a total of 2,073,975 shares of Common Stock including having sole voting power over 1,338,750 shares of Common Stock and shared dispositive power over 735,225 shares of Common Stock. All share ownership numbers have been adjusted to account for a reverse stock split effected by the Company at a ratio of 4:1 on February 15, 2012. The address of the Kopp Parties is 8400 Normandale Lake Blvd., Suite 1450, Bloomington, Minnesota, 55437.

(18)

On September 26, 2014, Photon Acquisition Corporation, Photon Holdings Corporation, Photon Holding LLC, the Veritas Capital Fund IV, L.P., Veritas Capital Partners IV, L.L.C. (collectively, the “Veritas Entities”), Ramzi M. Musallam, Hugh D. Evans and Benjamin M. Polk jointly filed a Schedule 13D with the SEC in respect of 3,578,413 shares of Common Stock that are the subject of the Voting Agreement. As a result of the terms of the Voting Agreement, the Veritas Entities and Messrs. Musallam, Evans and Polk may be deemed to have certain shared power to vote the 3,578,413 shares of Common Stock that are the subject of the Voting Agreement. Veritas Capital Partners IV, L.L.C is the general partner of The Veritas Capital Fund IV, L.P., and Mr. Musallam is the managing member of such general partner. The Veritas Capital Fund IV, L.P. holds 100% of the equity of Photon Holding LLC and indirectly holds 100% of the equity of Photon Acquisition Corporation and Photon Holdings Corporation. Share ownership and other information contained herein concerning these reporting persons is based solely on the Schedule 13D filed by them. Each of the filers of the Schedule 13D disclaims any beneficial ownership of shares of Common Stock, and nothing herein or in the Schedule 13D shall be deemed to be an admission by the filers as to the beneficial ownership of such shares. The address of the Veritas Entities is c/o Veritas Capital Fund Management L.L.C. 590 Madison Avenue, New York, NY 10022.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth, as of September 30, 2014, the number of securities outstanding under each of EMCORE’s stock option plans and EMCORE’s 2000 Employee Stock Purchase Plan, the weighted average exercise price of such options, and the number of options available for grant under such plans:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	2,397,769	$$19.06	2,200,189
Equity compensation plans not approved by security holders	—	—	—

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based on the Company’s review of copies of all disclosure reports filed by directors and executive officers of the Company, pursuant to Section 16(a) of the Exchange Act, and written representations furnished to the Company, the Company believes that there was compliance with all filing requirements of Section 16(a) applicable to directors and executive officers of the Company during fiscal 2014.  In fiscal 2013, Mr. McCorkle had one late filing in respect of two transactions as a result of an internal communication error.

PROPOSAL II:

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

For the fiscal year 2014, KPMG LLP (“KPMG”) provided audit services that included examination of the Company’s annual consolidated financial statements. A summary of the fees for these services provided by KPMG LLP is below.  The Audit Committee of the Board of Directors has appointed KPMG to serve as the Company’s independent registered public accounting firm for fiscal 2015 and the Board of Directors recommends that shareholders ratify such appointment at the Annual Meeting.

Action by the shareholders is not required by law in the appointment of an independent registered public accounting firm, but their appointment is submitted by the Audit Committee of the Board of Directors in order to give the shareholders a voice in the designation of auditors. If the resolution ratifying the appointment of KPMG as the Company’s independent registered public accounting firm is rejected by the shareholders, then the Audit Committee may reconsider its choice of independent registered public accounting firms. Even if the resolution is approved, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders. Proxies in the form solicited hereby that are properly submitted will be voted FOR the resolution unless otherwise instructed by the shareholder.

Representatives of KPMG are expected to attend the Annual Meeting.  They will have an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM UNDER PROPOSAL II.

FISCAL 2014 & 2013 AUDITOR FEES AND SERVICES

The fees billed to the Company by KPMG in fiscal 2013 and 2014 are as follows:

	Fiscal 2014	Fiscal 2013

Audit fees (1)	$$874,669	$$941,072
Audit-related fees	—	—
Tax fees (2)	$87,095	—
All other fees	—	—
Total	$$961,764	$$941,072

(1)

Represents fees for professional services rendered in connection with the integrated audit of our annual financial statements, reviews of our quarterly financial statements, other SEC filings, including registration statements, correspondence with the SEC, and advice provided on accounting matters that arose in connection with audit services.

(2)

Represents fees for professional services rendered to assist the Company with determining whether the Company has experienced one or more ownership changes within the meaning of Section 382 of the Internal Revenue Code of 1986.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has adopted a policy for the pre-approval of services provided by the independent auditors. Under the policy, pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. For each proposed service, the independent auditors are required to provide detailed back-up documentation at the time of approval. Pursuant to the Sarbanes-Oxley Act of 2002, all of the fees and services provided as noted in the table above were authorized and approved by the Audit Committee in compliance with the pre-approval policies and procedures described herein.

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee does not constitute soliciting material, and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates this Report of the Audit Committee by reference therein.

The Company has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. During fiscal 2014, the Audit Committee consisted of Messrs. Scott (chairman), Bogomolny, Domenik and McCorkle.  Each member of the Audit Committee is currently an independent director within the meaning of Nasdaq Listing Rule 5605(a)(2). The Board of Directors has determined that Mr. Scott is an Audit Committee Financial Expert. The Audit Committee met seven (7) times in fiscal 2014. The Audit Committee performs the functions set forth in the EMCORE Corporation Audit Committee Charter, which has been adopted by the Board of Directors.  The Audit Committee Charter is available in the Corporate Governance section on the Investor tab of our website (www.emcore.com).

The Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements contained in the Company’s Annual Report on Form 10-K for fiscal 2014 with management of the Company and the Company’s independent registered public accounting firm. The Audit Committee has also discussed with the Company’s independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16, Communication With Audit Committees, issued by the Public Company Accounting Oversight Board.  Furthermore, the Audit Committee has reviewed management’s assessment of the effectiveness of the Company’s internal controls over financial reporting, and has reviewed the opinion of the Company’s independent registered public accounting firm regarding the conformity of the Company’s audited financial statements with GAAP and on the Company’s internal controls over financial reporting.

The Audit Committee has received the written disclosures and the letter from the Company’s independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with such accounting firm the independence of such accounting firm.  The Audit Committee concluded that the Company’s independent registered public accounting firm’s provision of non-audit services to the Company, as detailed below, is compatible with the accounting firm’s independence.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for fiscal 2014, which was filed with the SEC on December 12, 2014.

This report is submitted by the Audit Committee.

December 22, 2014

AUDIT COMMITTEE Charles T. Scott, Chairman Robert L. Bogomolny Stephen L. Domenik Sherman McCorkle

PROPOSAL III

ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act and the related compensation disclosure rules of the SEC, and consistent with our shareholders’ preference to provide annual advisory votes on the compensation of our Named Executive Officers, we are asking our shareholders to vote to approve, on a non-binding, advisory basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement.

As described in detail under the heading “Compensation Discussion and Analysis,” we seek to closely align the interests of our Named Executive Officers with the interests of our shareholders. Our compensation programs are designed to reward our Named Executive Officers for the achievement of short-term and long-term strategic and operational goals, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking.

The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the overall compensation of our Named Executive Officers, as described in this Proxy Statement. The vote is advisory, which means that the vote is not binding on the Company, our Board of Directors or the Compensation Committee of the Board of Directors.  Although the vote is non-binding, the Compensation Committee will consider the voting results when it evaluates whether any changes should be made to our compensation program.

Accordingly, we ask our shareholders to approve the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation awarded to the Corporation’s Named Executive Officers as disclosed in the Compensation Discussion and Analysis, the accompanying compensation tables, and the related narrative disclosure in this Proxy Statement.”

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL IV

APPROVAL OF TAX BENEFITS PRESERVATION PLAN

We are asking our shareholders to vote to approve the Tax Benefits Preservation Plan, dated as of September 17, 2014 (the “Tax Benefits Preservation Plan”), by and between the Company and American Stock Transfer and Stock, LLC, as Rights Agent (the “Rights Agent”), as disclosed in Exhibit 4.1 of the Form 8-K filed by the Company on September 17, 2014, and in the Appendix to this Proxy Statement.  The Tax Benefits Preservation Plan is currently in effect. However, pursuant to the terms of the Tax Benefits Preservation Plan, if this proposal is not approved by our shareholders at the Annual Meeting, the Tax Benefits Preservation Plan will terminate immediately following the final adjournment of the Annual Meeting.

Please read the Tax Benefits Preservation Plan in its entirety as the discussion below is only a summary.

Background

The purpose of the Tax Benefits Preservation Plan is to protect the Company’s ability to utilize its net operating losses and other tax assets (collectively, the “Tax Benefits”) to offset future taxable income. The Company’s use of the Tax Benefits in the future could be significantly limited if it experiences an “ownership change” for U.S. federal income tax purposes. Generally, there is a change in ownership if, at any time, one or more “5-percent shareholders” (as defined under U.S. federal income tax laws) have aggregate increases in their ownership of the Company of more than 50 percentage points looking back over the prior three-year period. The Tax Benefits Preservation Plan is designed to reduce the likelihood of a change in ownership by, among other things, discouraging any person or group from becoming a 5-percent shareholder and dissuading existing 5-percent shareholders from acquiring additional stock of the Company.  There is no guarantee, however, that the Tax Benefits Preservation Plan will prevent the Company from experiencing an ownership change.

Our business operations have generated significant Tax Benefits in the past and we may generate additional Tax Benefits in future years. Under federal tax laws, we generally can use the Tax Benefits to offset ordinary taxable income in our prior two tax years or on our future taxable income for up to 20 years, in each case, with respect to when the Tax Benefit was generated.

As of September 30, 2014, we estimate that we had approximately $458,100,000 in net operating losses available to offset future taxable income.  While we cannot estimate the exact amount of the Tax Benefits that we can use to reduce our future income tax liability, because we cannot predict the amount and timing of our future taxable income, we believe that our Tax Benefits are a valuable asset of the Company.

After careful consideration, our Board of Directors determined that it was desirable and in the best interests of the Company and its shareholders to have the Company enter into the Tax Benefits Preservation Plan in order to help preserve the Tax Benefits.

Description of the Tax Benefits Preservation Plan

Acquiring Person. Under the Tax Benefits Preservation Plan, “Acquiring Person” generally means any person or entity that has become a 5-percent shareholder of the Company after September 17, 2014 without the prior written approval of the Board of Directors, other than as a result of, among others, (i) repurchases of Company equity securities by the Company, (ii) stock dividends, stock splits, reverse stock splits, or similar transactions effected by the Company or (iii) certain inadvertent actions taken by our shareholders. Notwithstanding the foregoing, no person shall be an Acquiring Person if the Board of Directors shall have affirmatively determined, prior to the Distribution Date (as defined below), in light of the intent and purposes of this Tax Benefits Preservation Plan or other circumstances facing the Company, that such Person shall not be deemed an Acquiring Person.

The Rights. The Board of Directors authorized the dividend distribution of one preferred share purchase right (a “Right”) for each outstanding share of the Company’s common stock, no par value per share (the “Common Stock”), payable to our shareholders of record as of the close of business on October 3, 2014 . Subject to the terms, provisions and conditions in the Tax Benefits Preservation Plan, if the Rights become exercisable, each Right would entitle the registered holder to purchase from the Company one ten-thousandth of a share (a “Unit”) of a series of the Company’s preferred stock designated as Junior Participating Preferred Stock, Series A (“Preferred Stock”) at a price of $21.50 per Unit (the “Purchase Price”), subject to adjustment. Prior to exercise, a Right does not give its holder any rights as a shareholder of the Company, including, without limitation, any dividend, voting or liquidation rights.

Exercisability. The Rights will not be exercisable until the earlier of (i) the close of business on the tenth business day following the date of public announcement by the Company or an Acquiring Person that the Acquiring Person has become such (such date, the “Stock Acquisition Date”) or (ii) the close of business on the tenth business day (or such later date as the Board of Directors shall determine) following the commencement of a tender offer or exchange offer that would result in a person or group becoming an Acquiring Person (the earlier of the dates in clause (i) or (ii) above, the “Distribution Date”). Prior to the Distribution Date, the Rights will be attached to all Common Stock certificates representing shares then outstanding, and no separate Rights certificates will be distributed. After the Distribution Date, the Rights Agent would send certificates representing the Rights to the shareholders and the Rights would trade independent of the Common Stock.

“Flip-in” Feature. In the event that a Person becomes an Acquiring Person, each holder of a Right will thereafter have the right to receive, upon exercise, Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a value equal to two times the exercise price of the Right. Notwithstanding any of the foregoing, following the occurrence of the event set forth in this paragraph, all Rights that are, or (under certain circumstances specified in the Tax Benefits Preservation Plan) were, beneficially owned by any Acquiring Person will be null and void.  However, the Rights are not exercisable until such time as the Rights are no longer redeemable by the Company, as described below.

“Flip-over” Feature. Except for certain exempt transactions specified in the Tax Benefits Preservation Plan, in the event that, at any time following the Stock Acquisition Date, (i) the Company engages in a merger or other business combination transaction in which the Company is not the surviving corporation, (ii) the Company engages in a merger or other business combination transaction in which the Company is the surviving corporation and the Common Stock of the Company is changed or exchanged, or (iii) 50% or more of the Company’s assets, cash flow or earning power is sold or transferred, each holder of a Right (except Rights which have previously been voided as set forth above) shall thereafter have the right to receive, upon exercise, common stock of the acquiring company having a value equal to two times the exercise price of the Right.

Exchange. At any time after a person becomes an Acquiring Person and prior to the acquisition by such person or group of fifty percent (50%) or more of the outstanding Common Stock, the Board of Directors may exchange the Rights (other than Rights owned by such person or group which have become void), in whole or in part, at an exchange ratio of one share of Common Stock, or one Unit of Preferred Stock (or of a share of a class or series of the Company’s preferred stock having equivalent rights, preferences and privileges), per Right, subject to adjustment.

Redemption. At any time until ten business days following the Stock Acquisition Date, the Company may redeem the Rights in whole, but not in part, at a price of $0.0001 per Right (the “Redemption Price”), payable in cash, Common Stock or other consideration deemed appropriate by the Board of Directors.  Immediately upon the action of the Board of Directors ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Anti-Dilution Provisions. The Purchase Price payable, and the number of Units of Preferred Stock or other securities or property issuable, upon exercise of the Rights, are subject to adjustment to prevent dilution that may occur as a result of certain events, including, among others, in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock. With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price.

Amendments. Any of the provisions of the Tax Benefits Preservation Plan may be amended by the Board of Directors prior to the Distribution Date.  After the Distribution Date, the provisions of the Tax Benefits Preservation Plan may be amended by the Board of Directors in order to cure any ambiguity, to make changes which do not adversely affect the interests of holders of Rights, or to shorten or lengthen any time period under the Tax Benefits Preservation Plan.  Notwithstanding the foregoing, no amendment may be made at such time as the Rights are not redeemable.

Expiration. The Rights will expire on the earliest of (i) 5:00 P.M. (New York City time) on October 3, 2017, unless such date is extended, (ii) the time at which the Rights are redeemed or exchanged pursuant to the Tax Benefits Preservation Plan, (iii) the close of business on the effective date of the repeal of Section 382 of the Internal Revenue Code, if the Board of Directors determines that the Tax Benefits Preservation Plan is no longer necessary or desirable for the preservation of the Tax Benefits, (iv) the close of business on the first day of a taxable year of the Company to which the Board of Directors determines that no Tax Benefits may be carried forward or (v) immediately following the final adjournment of the Annual Meeting if shareholder approval of this proposal has not been received.

Additional Considerations

The Board of Directors believes that approval by our shareholders of the Tax Benefits Preservation Plan is in our and our shareholders’ best interests. However, in addition to the risk factors listed in our Annual Report on Form 10-K, please consider the items discussed below when voting on this proposal.

The Internal Revenue Service could challenge the amount of our Tax Benefits or claim we experienced an ownership change, which could significantly reduce the amount of our Tax Benefits that we can use or eliminate our ability to use them altogether.

The Internal Revenue Service (the “IRS”) has not audited or otherwise validated the amount of our Tax Benefits. The IRS could challenge the amount of our Tax Benefits, which could limit our ability to use our Tax Benefits to reduce our future taxable income. In addition, the complexity of the relevant rules under the Internal Revenue Code (as amended, the “Code”) governing the use of the Tax Benefits and the limited knowledge that any public company has about the ownership of its publicly traded common stock, may make it difficult to determine whether an ownership change has occurred. As such, even if the Tax Benefits Preservation Plan remains in effect, the IRS could claim that we experienced an ownership change and attempt to reduce or eliminate the amount of our Tax Benefits.

Continued Risk of Ownership Change

Although the Tax Benefits Preservation Plan is intended to reduce the likelihood of an ownership change, we cannot assure you that it would prevent all transfers of our common stock that could result in an ownership change.

Potential Impact on the Price of Our Common Stock

The Tax Benefits Preservation Plan, which is currently in effect, discourages future shareholders from becoming 5% shareholders of our common stock and existing 5% shareholders from acquiring additional shares of our common stock. Certain investors may not be comfortable holding our common stock subject to the terms of the Tax Benefits Preservation Plan. As such, approving this proposal to keep the Tax Benefits Preservation Plan in place could continue the risk that the Tax Benefits Preservation Plan may depress the price of our common stock, including in an amount that could more than offset the value preserved by protecting our Tax Benefits through the Tax Benefits Preservation Plan.

Potential Anti-Takeover Impact

The Board of Directors approved the Tax Benefits Preservation Plan in order to preserve the long-term value of our Tax Benefits. The Tax Benefits Preservation Plan is not intended to prevent a takeover of the Company, was not executed as the result of any potential takeover transaction known to us and is not part of a plan by us to adopt a series of anti-takeover measures. However, the Tax Benefits Preservation Plan could be deemed to have a potential anti-takeover effect because an Acquiring Person may be diluted under certain circumstances under the Tax Benefits Preservation Plan.

Required Vote

To be approved, this proposal will require an affirmative vote of a majority of shares present in person or represented by proxy and that are entitled to vote on this proposal at the Annual Meeting. The Tax Benefits Preservation Plan is currently in effect, however, pursuant to the terms of the Tax Benefits Preservation Plan, if this proposal is not approved by our shareholders at the Annual Meeting, the Tax Benefits Preservation Plan will terminate immediately following the final adjournment of the Annual Meeting.

Based on the foregoing, we ask our shareholders to approve the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s shareholders approve the Tax Benefits Preservation Plan, dated as of September 17, 2014, between the Company and American Stock Transfer and Stock, LLC as Rights Agent, as disclosed in this Proxy Statement and in the Appendix to this Proxy Statement.”

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE TAX BENEFITS PRESERVATION PLAN, DATED AS OF SEPTEMBER 17, 2014, BY AND BETWEEN THE COMPANY AND AMERICAN STOCK TRANSFER AND STOCK, LLC, AS RIGHTS AGENT, AS DISCLOSED IN THIS PROXY STATEMENT AND IN THE APPENDIX TO THIS PROXY STATEMENT.

GENERAL MATTERS

Annual Report on Form 10-K and Financial Statements

A shareholder may send a written request for a copy of the Company’s 2014 Annual Report on Form 10-K and any additional exhibits to the Form 10-K not included in the Company’s 2014 Annual Report.  All such requests should be directed to the Company at 2015 W. Chestnut Street, Alhambra, CA, 91803, Attention: Investor Relations. Following receipt of any such request by a shareholder, the Company will furnish the requested materials to the shareholder without charge.  The Company’s 2014 Annual Report on Form 10-K (including amendments and exhibits thereto) and this Proxy Statement are also available in the Investor Relations section of the Company’s website (www.emcore.com).

Shareholder Proposals

Shareholder proposals intended to be included in our proxy materials to be distributed in connection with the 2016 Annual Meeting of Shareholders, including nominations for the Company’s Board of Directors, must be received by the Company no later than September 26, 2015. Proposals should be mailed to the Company, to the attention of The Secretary, 2015 W. Chestnut Street, Alhambra, CA, 91803. Proposals must comply with all applicable SEC rules.

Shareholder proposals intended to be presented at the 2016 Annual Meeting of Shareholders that are not to be included in our proxy materials must comply with the requirements of our By-Laws and must be received by the Company at the address in the preceding paragraph no later than December 10, 2015.

Delivery of Documents to Shareholders Sharing an Address

The Company may deliver only one copy of the Notice of Internet Availability or, as applicable, Annual Report and Proxy Statement to shareholders who share a single address unless we have received contrary instructions from any shareholder at the address. In that case, we will deliver promptly a separate copy of the Notice of Internet Availability or, as applicable, Annual Report and/or Proxy Statement. For future deliveries, shareholders who share a single address can request a separate copy of the Company’s notice of Internet availability of proxy materials or annual report and/or proxy statement, as applicable. Similarly, if multiple copies of the notice of Internet availability of proxy materials or annual report and proxy statement are being delivered to a single address, shareholders can request a single copy of the notice of Internet availability of proxy materials or annual report and proxy statement, as applicable, for future deliveries. To make a request, please call or write to The Secretary, EMCORE Corporation, 2015 W. Chestnut Street, Alhambra, CA 91803 or (626) 239-3400.

Other Matters

The Board of Directors knows of no other business which will be presented at the annual meeting. If, however, other matters are properly presented, the persons named in the enclosed proxy will vote the shares represented thereby in accordance with their judgment on such matters.

By Order of the Board of Directors,

/s/ Alfredo Gomez
Alfredo Gomez, Esq. Secretary

Appendix

TAX BENEFITS PRESERVATION PLAN

dated as of
September 17, 2014

between

EMCORE Corporation

and

American Stock Transfer & Trust Company, LLC,
Rights Agent

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Section 29.	Determinations and Actions by the Board, etc.	38

Section 30.	Benefits of this Agreement	38

Section 31.	Severability	38

Section 32.	Governing Law	38

Section 33.	Counterparts	39

Section 34.	Descriptive Headings	39

EXHIBITS

Exhibit A	Form of Certificate of Designation

Exhibit B	Form of Rights Certificate

Exhibit C	Form of Summary of Rights

ii

TAX BENEFITS PRESERVATION PLAN

TAX BENEFITS PRESERVATION PLAN, dated as of September 17, 2014 (the “Agreement”), between EMCORE Corporation, a New Jersey corporation (the “Company”), and American Stock Transfer & Trust Company, LLC, a New York limited liability trust company, as Rights Agent (the “Rights Agent”).

W I T N E S S E T H

WHEREAS, on September 7, 2014, the Board of Directors of the Company (the “Board”) authorized and declared a dividend distribution effective as of September 17, 2014 (the “Rights Dividend Declaration Date”) of one Right (as hereinafter defined) for each share of Common Stock (as defined herein) outstanding at the close of business on October 3, 2014 (the “Record Date”), and authorized the issuance of one Right (as such number may hereinafter be adjusted pursuant to the provisions of Section 11(p) hereof) for each share of Common Stock issued (whether as an original issuance or from the Company’s treasury) between the Record Date and the Distribution Date (as hereinafter defined) and in certain other circumstances provided herein, each Right initially representing the right to purchase one ten-thousandth of a share of Preferred Stock (as defined herein) having the rights, powers and preferences set forth in the form of Certificate of Designation attached hereto as Exhibit A, upon the terms and subject to the conditions hereinafter set forth (the “Rights”); and

WHEREAS, the Company has generated certain Tax Benefits (as defined herein) for United States federal income tax purposes, such Tax Benefits may potentially provide valuable benefits to the Company, the Company desires to avoid an “ownership change” within the meaning of Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations (as defined herein) promulgated thereunder and thereby preserve its ability to utilize such Tax Benefits, and, in furtherance of such objective, the Company desires to enter into this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1.                               Certain Definitions.  For purposes of this Agreement, the following terms have the meanings indicated:

(a)                                 “5% Shareholder” shall mean (i) a Person or group of Persons that is a “5-percent shareholder” of the Company pursuant to Section 1.382-2T(g) of the Treasury Regulations or (ii) a Person that is a “first tier entity” or “higher tier entity” (as such terms are defined in Section 1.382-2T(f) of the Treasury Regulations) of the Company if that Person has a “public group” or individual, or a “higher tier entity” of that Person has a “public group” or individual, that is treated as a “5-percent shareholder” of the Company pursuant to Section 1.382-2T(g) of the Treasury Regulations.

(b)                                 “Acquiring Person” shall mean any Person who or which shall have become a 5% Shareholder (other than by reason of Section 1.382-2T(j)(3)(i) of the

Treasury Regulations) or shall be a 5% Shareholder after the date hereof, whether or not such person continues to be a 5% Shareholder, but shall not include:

(i)                                     the Company;

(ii)                                  any Subsidiary of the Company;

(iii)                               any employee benefit plan of the Company, or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan;

(iv)                              the U.S. Government;

(v)                                 any Person who or which becomes a 5% Shareholder as a result of (A) a reduction in the number of Company Securities outstanding due to the repurchase of Company Securities by the Company or (B) a stock dividend, stock split, reverse stock split or similar transaction effected by the Company, in each case unless and until such Person increases its Percentage Stock Ownership by more than one-quarter of one percentage point over such Person’s lowest Percentage Stock Ownership on or after the consummation of the relevant transaction, other than an increase solely as a result of any subsequent transaction described in clauses (A) and (B) of this Section 1(b)(v) or with the Prior Approval of the Company;

(vi)                              any Person who was a 5% Shareholder on the date hereof, or becomes a 5% Percent Shareholder solely as a result of a transaction pursuant to which such Person received the Prior Approval of the Company, unless after the date of this Agreement or the date of the relevant transaction, as applicable, such Person (A) increases its Percentage Stock Ownership by more than one-quarter of one percentage point over such Person’s lowest Percentage Stock Ownership on or after the date of this Agreement or the date of the relevant transaction, as applicable, other than an increase solely as a result of any subsequent transaction described in clauses (A) and (B) of Section 1(b)(v) or with the Prior Approval of the Company; or (B) decreases its Percentage Stock Ownership below five percent (5%); or

(vii)                           any Person who or which inadvertently may become an Acquiring Person, so long as such Person promptly enters into, and delivers to the Company, an irrevocable commitment promptly to divest, and thereafter promptly divests (without exercising or retaining any power, including voting, with respect to such securities), sufficient Company Securities so that such Person ceases to be an Acquiring Person, provided, however, that no Person shall be an Acquiring Person if the Board shall have affirmatively determined, prior to the Distribution Date, in light of the intent

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and purposes of this Agreement or other circumstances facing the Company, that such Person shall not be deemed an Acquiring Person.

(c)                                  “Act” shall mean the Securities Act of 1933, as amended.

(d)                                 “Adjustment Shares” shall have the meaning set forth in Section 11(a)(ii) hereof.

(e)                                  “Agreement” shall have the meaning set forth in the preamble of this Agreement.

(f)                                   A Person shall be deemed the “Beneficial Owner” of, and shall be deemed to “beneficially own,” any Company Securities which such Person directly owns, would be deemed constructively to own pursuant to Sections 1.382-2T(h) and 1.382-4(d) of the Treasury Regulations, owns pursuant to a “coordinated acquisition” treated as a single “entity” as defined in Section 1.382-3(a)(1) of the Treasury Regulations, or are otherwise aggregated with Company Securities owned by such Person, pursuant to the provisions of Section 382 of the Code and the Treasury Regulations thereunder.

(g)                                  “Business Day” shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York or the State of New Jersey are authorized or obligated by law or executive order to close.

(h)                                 “close of business” on any given date shall mean 5:00 P.M., New York City time, on such date; provided, however, that if such date is not a Business Day, it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

(i)                                     “Code” shall have the meaning set forth in the recitals to this Agreement.

(j)                                    “Common Stock” shall mean the common stock, no par value, of the Company, except that “Common Stock” when used with reference to any Person other than the Company shall mean the capital stock of such Person with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management, of such Person.

(k)                                 “Common Stock Equivalents” shall have the meaning set forth in Section 11(a)(iii) hereof.

(l)                                     “Company” shall have the meaning set forth in the preamble of this Agreement.

(m)                             “Company Securities” shall mean (i) shares of Common Stock, (ii) shares of preferred stock (other than preferred stock described in Section 1504(a)(4) of the Code) of the Company, (iii) warrants, rights, or options (including options within the meaning of Section 1.382-4(d)(9) of the Treasury Regulations) to purchase stock (other than preferred stock described in Section 1504(a)(4) of the Code) of the Company, and

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(iv) any other interest that would be treated as “stock” of the Company pursuant to Section 1.382-2T(f)(18) of the Treasury Regulations.

(n)                                 “Current Market Price” shall have the meaning set forth in Section 11(d)(i) hereof.

(o)                                 “Current Value” shall have the meaning set forth in Section 11(a)(iii) hereof.

(p)                                 “Distribution Date” shall have the meaning set forth in Section 3(a) hereof.

(q)                                 “Equivalent Preferred Stock” shall have the meaning set forth in Section 11(b) hereof.

(r)                                    “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(s)                                   “Exchange Ratio” shall have the meaning set forth in Section 24(a) hereof.

(t)                                    “Exempt Transaction” shall mean the transactions contemplated by the Asset Purchase Agreement, dated as of the date hereof, by and between the Company and Photon Acquisition Corporation, or any other transaction that the Board determines shall be an “Exempt Transaction.”

(u)                                 “Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(v)                                 “Final Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(w)                               “NASDAQ” shall have the meaning set forth in Section 11(d)(i) hereof.

(x)                                 “Percentage Stock Ownership” shall mean the percentage stock ownership interest as determined in accordance with Sections 1.382-2(a)(3), 1.382-2T(g), (h), (j) and (k), 1.382-3(a), and 1.382-4(d) of the Treasury Regulations; provided, however, that for the sole purpose of determining the percentage stock ownership of any entity (and not for the purpose of determining the percentage stock ownership of any other Person), Company Securities held by such entity shall not be treated as no longer owned by such entity pursuant to Section 1.382-2T(h)(2)(i)(A) of the Treasury Regulations.

(y)                                 “Person” shall mean any individual, firm, corporation, partnership, limited liability company, limited liability partnership, trust, syndicate or other entity, group of persons making a “coordinated acquisition” of Company Securities or otherwise

4

treated as an “entity” within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations or otherwise, and includes, without limitation, an unincorporated group of persons who, by formal or informal agreement or arrangement (whether or not in writing), have embarked on a common purpose or act, and also includes any successor (by merger or otherwise) of any such individual or entity.

(z)                                  “Preferred Stock” shall mean shares of Series A Junior Participating Preferred Stock, par value $0.0001 per share, of the Company, and, to the extent that there are not a sufficient number of shares of Series A Junior Participating Preferred Stock authorized to permit the full exercise of the Rights, any other series of preferred stock of the Company designated for such purpose containing terms substantially similar to the terms of the Series A Junior Participating Preferred Stock.

(aa)                          “Principal Party” shall have the meaning set forth in Section 13(b) hereof.

(bb)                          “Prior Approval of the Company” shall mean the prior express written consent of the Company to the actions in question, executed on behalf of the Company by a duly authorized officer of the Company following express approval by action of at least a majority of the members of the Board then in office, provided that a Person shall be treated as having received the Prior Approval of the Company if such Person acquires Company Securities from the Company pursuant to an issuance by the Company that was approved by the Board.

(cc)                            “Purchase Price” shall have the meaning set forth in Section 4(a) hereof.

(dd)                          “Record Date” shall have the meaning set forth in the recitals to this Agreement.

(ee)                            “Redemption Price” shall have the meaning set forth in Section 23(a) hereof.

(ff)                              “Rights” shall have the meaning set forth in the recitals to this Agreement.

(gg)                            “Rights Agent” shall have the meaning set forth in the preamble of this Agreement.

(hh)                          “Rights Certificates” shall have the meaning set forth in Section 3(a) hereof.

(ii)                                  “Rights Dividend Declaration Date” shall have the meaning set forth in the recitals to this Agreement.

(jj)                                “Section 11(a)(ii) Event” shall mean any event described in Section 11(a)(ii) hereof.

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(kk)                          “Section 11(a)(ii) Trigger Date” shall have the meaning set forth in Section 11(a)(iii) hereof.

(ll)                                  “Section 13 Event” shall mean any event described in clauses (x), (y) or (z) of Section 13(a) hereof.

(mm)                  “Spread” shall have the meaning set forth in Section 11(a)(iii) hereof.

(nn)                          “Stock Acquisition Date” shall mean the first date of public announcement by the Company or an Acquiring Person that an Acquiring Person has become such.

(oo)                          “Subsidiary” shall mean, with reference to any Person, any corporation or other entity of which an amount of voting securities or other ownership interests having ordinary voting power sufficient to elect at least a majority of the directors or other Persons having similar functions of such corporation or other entity is beneficially owned, directly or indirectly, by such Person, or otherwise controlled by such Person.

(pp)                          “Substitution Period” shall have the meaning set forth in Section 11(a)(iii) hereof.

(qq)                          “Summary of Rights” shall have the meaning set forth in Section 3(b) hereof.

(rr)                                “Tax Benefits” shall mean the net operating loss carryovers, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers and foreign tax credit carryovers, as well as any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382 of the Code and the Treasury Regulations promulgated thereunder, of the Company or any of its Subsidiaries.

(ss)                              “Trading Day” shall have the meaning set forth in Section 11(d)(i) hereof.

(tt)                                “Treasury Regulations” shall mean the final and temporary (but not proposed) tax regulations promulgated under the Code, as such regulations may be amended from time to time.

(uu)                          “Triggering Event” shall mean any Section 11(a)(ii) Event or any Section 13 Event.

(vv)                          “U.S. Government” shall mean any of (i) the federal government of the United States of America, (ii) any instrumentality or agency of the federal government of the United States of America and (iii) any Person wholly-owned by, or the sole beneficiary of which is, the federal government of the United States of America or any instrumentality or agency thereof.

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Section 2.                               Appointment of Rights Agent.  The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3 hereof, shall prior to the Distribution Date also be the holders of the Common Stock) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment.  The Company may from time to time appoint such co-rights agents as it may deem necessary or desirable.

Section 3.                               Issuance of Rights Certificates.

(a)                                 Until the earlier of (i) the close of business on the tenth (10th) Business Day after the Stock Acquisition Date (or, if the tenth (10th) Business Day after the Stock Acquisition Date occurs before the Record Date, the close of business on the Record Date), or (ii) the close of business on the tenth Business Day (or such later date as the Board shall determine) after the date that a tender or exchange offer by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan) is commenced within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act, if upon consummation thereof, such Person would become an Acquiring Person (the earlier of (i) and (ii) being herein referred to as the “Distribution Date”), (x) the Rights will be evidenced (subject to the provisions of paragraphs (b) and (c) of this Section 3) by the certificates for the Common Stock registered in the names of the holders of the Common Stock (which certificates for Common Stock shall be deemed also to be certificates for Rights) and not by separate certificates (or for shares participating in the direct registration system, by notations in the respective book entry accounts for the Common Stock), and (y) the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock (including a transfer to the Company).  As soon as practicable after the Distribution Date, but subject to the following sentence, the Rights Agent will send by such means as may be selected by the Company, to each record holder of the Common Stock as of the close of business on the Distribution Date, at the address of such holder shown on the records of the Company, one or more rights certificates, in substantially the form of Exhibit B hereto (the “Rights Certificates”), evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein. To the extent that a Triggering Event under Section 11(a)(ii) hereof has also occurred, the Company may implement such procedures, as it deems appropriate in its sole discretion, to minimize the possibility that Rights are received by Persons whose Rights would be void under Section 7(e) hereof.  In the event that an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11(p) hereof, at the time of distribution of the Rights Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights.  As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates.

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(b)                                 The Company will make available, as promptly as practicable following the Record Date, a copy of a Summary of Rights, in substantially the form attached hereto as Exhibit C (the “Summary of Rights”) to any holder of Rights who may so request from time to time prior to the Expiration Date. With respect to certificates for the Common Stock outstanding as of the Record Date, or issued subsequent to the Record Date, unless and until the Distribution Date shall occur, the Rights will be evidenced by such certificates for the Common Stock (or, in the case of shares reflected on the direct registration system, the notations in the book entry account) and the registered holders of the Common Stock shall also be the registered holders of the associated Rights.  Until the earlier of the Distribution Date or the Expiration Date, the transfer of any shares of Common Stock in respect of which Rights have been issued shall also constitute the transfer of the Rights associated with such shares of Common Stock. Notwithstanding anything to the contrary set forth in this Agreement, upon the effectiveness of a redemption pursuant to Section 23 hereof or an exchange pursuant to Section 24 hereof, the Company shall not thereafter issue any additional Rights and, for the avoidance of doubt, no Rights shall be attached to or shall be issued with any shares of Common Stock (including any shares of Common Stock issued pursuant to an exchange) at any time thereafter.

(c)                                  Rights shall be issued in respect of all shares of Common Stock which are issued (whether originally issued or from the Company’s treasury) after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date.  Certificates representing such shares of Common Stock shall also be deemed to be certificates for Rights, and shall bear the following legend if such certificates are issued after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date:

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Tax Benefits Preservation Plan between EMCORE Corporation (the “Company”) and the Rights Agent thereunder, as originally executed and as it may be amended or restated from time to time (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company.  Under certain circumstances, as set forth in the Tax Benefits Preservation Plan, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate.  The Company will mail to the holder of this certificate a copy of the Tax Benefits Preservation Plan, as in effect on the date of mailing, without charge, promptly after receipt of a written request therefor.  Under certain circumstances set forth in the Tax Benefits Preservation Plan, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person (as such term is defined in the Tax Benefits Preservation Plan), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

8

With respect to such certificates containing the foregoing legend, until the earlier of (i) the Distribution Date and (ii) the Expiration Date, the Rights associated with the Common Stock represented by such certificates shall be evidenced by such certificates alone and registered holders of Common Stock shall also be the registered holders of the associated Rights, and the transfer of any of such certificates shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificates.  Similarly, during such time periods, transfers of shares participating in the direct registration system shall also be deemed to be transfers of the associated Rights.  In the case of any shares participating in the direct registration system, the Company shall cause the transfer agent for the Common Stock to include on each direct registration account statement with respect thereto issued prior to the Distribution Date a notation to the effect that the Company will mail to the stockholder a copy of the Tax Benefits Preservation Plan, as in effect on the date of mailing, without charge, promptly after receipt of a written request therefor and that the recipient of the statement, as a holder of shares of Common Stock, may have certain rights thereunder.  In the event that shares of Common Stock are not represented by certificates, references in this Agreement to certificates shall be deemed to refer to the notations in the book entry accounts reflecting ownership of such shares.

Section 4.                               Form of Rights Certificates.

(a)                                 The Rights Certificates (and the forms of election to purchase and of assignment to be printed on the reverse thereof) shall each be substantially in the form set forth in Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage.  Subject to the provisions of Section 11 and Section 22 hereof, the Rights Certificates, whenever distributed, shall be dated as of the Record Date and on their face shall entitle the holders thereof to purchase such number of one ten-thousandths of a share of Preferred Stock as shall be set forth therein at the price set forth therein (such exercise price per one ten-thousandth of a share, the “Purchase Price”), but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein.

(b)                                 Any Rights Certificate issued pursuant to Section 3(a), Section 11(i) or Section 22 hereof that represents Rights beneficially owned by:  (i) an Acquiring Person, (ii) a transferee of an Acquiring Person who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom such Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the

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Board has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of Section 7(e) hereof, and any Rights Certificate issued pursuant to Section 6 or Section 11 hereof upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain (to the extent feasible) the following legend:

The Rights represented by this Rights Certificate are or were beneficially owned by a Person who was or became an Acquiring Person (as such term is defined in the Tax Benefits Preservation Plan).  Accordingly, this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7(e) of the Tax Benefits Preservation Plan.

Section 5.                               Countersignature and Registration.

(a)                                 The Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board, its President or any Vice President, either manually or by facsimile signature, and shall have affixed thereto the Company’s seal or a facsimile thereof which shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature.  The Rights Certificates shall be countersigned by the Rights Agent, either manually or by facsimile signature and shall not be valid for any purpose unless so countersigned.  In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificates may be signed on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Tax Benefits Preservation Plan any such person was not such an officer.

(b)                                 Following the Distribution Date, the Rights Agent will keep, or cause to be kept, at its principal office or offices designated as the appropriate place for surrender of Rights Certificates upon exercise or transfer, books for registration and transfer of the Rights Certificates issued hereunder.  Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the date of each of the Rights Certificates.

Section 6.                               Transfer, Split-Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.

(a)                                 Subject to the provisions of Section 4(b), Section 7(e) and Section 14 hereof, at any time after the close of business on the Distribution Date, and at or prior

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to the close of business on the Expiration Date, any Rights Certificate or Certificates (other than Rights Certificates representing Rights that may have been exchanged pursuant to Section 24 hereof) may be transferred, split up, combined or exchanged for another Rights Certificate or Certificates, entitling the registered holder to purchase a like number of one ten-thousandths of a share of Preferred Stock (or, following a Triggering Event, Common Stock, other securities, cash or other assets, as the case may be) as the Rights Certificate or Certificates surrendered then entitles such holder (or former holder in the case of a transfer) to purchase.  Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate or Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Certificates to be transferred, split up, combined or exchanged at the principal office or offices of the Rights Agent designated for such purpose.  Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have (completed and duly signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) as the Company shall reasonably request.  Thereupon the Rights Agent shall, subject to Section 4(b), Section 7(e), Section 14 and Section 24 hereof, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested.  The Company may require payment from any holder of a Rights Certificate of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates.

(b)                                 Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate, if mutilated, the Company will execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

Section 7.                               Exercise of Rights; Purchase Price; Expiration Date of Rights.

(a)                                 Subject to Section 7(e) hereof, at any time after the Distribution Date the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including, without limitation, the restrictions on exercisability set forth in Section 9(c), Section 11(a)(iii) and Section 23(a) hereof) in whole or in part upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof duly executed, to the Rights Agent at the principal office or offices of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the total

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number of one ten-thousandths of a share (or other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercisable at or prior to the earlier of (i) 5:00 P.M., New York City time, on October 3, 2017, or such later date as may be established by the Board prior to the expiration of the Rights (such date, as it may be extended by the Board, the “Final Expiration Date”), (ii) the time at which the Rights are redeemed or exchanged as provided in Section 23 hereof, (iii) the time at which the Rights may be exchanged as provided in Section 24 hereof, (iv) the close of business on the effective date of the repeal of Section 382 of the Code if the Board determines that this Agreement is no longer necessary or desirable for the preservation of the Tax Benefits, or (v) the close of business on the first day of a taxable year of the Company to which the Board determines that no Tax Benefits may be carried forward, or (vi) immediately following the final adjournment of the 2015 meeting of the shareholders of the Company if shareholder approval of this Agreement has not been received prior to such time (the earliest being herein referred to as the “Expiration Date”).

(b)                                 The Purchase Price for each one ten-thousandth of a share of Preferred Stock pursuant to the exercise of a Right initially shall be $21.50, shall be subject to adjustment from time to time as provided in Section 11 and Section 13(a) hereof and shall be payable in accordance with paragraph (c) below.

(c)                                  Upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and the certificate duly executed, accompanied by payment, with respect to each Right so exercised, of the Purchase Price per one ten-thousandth of a share of Preferred Stock (or other shares, securities, cash or other assets, as the case may be) to be purchased as set forth below and an amount equal to any applicable tax, the Rights Agent shall, subject to Section 7(f) and Section 20(k) hereof, thereupon promptly (i) (A) requisition from any transfer agent of the shares of Preferred Stock (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the total number of one ten-thousandths of a share of Preferred Stock to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one ten-thousandths of a share of Preferred Stock as are to be purchased (in which case certificates for the shares of Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company will direct the depositary agent to comply with such request, (ii) requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with Section 14 hereof, (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or, upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, and (iv) after receipt thereof, deliver such cash, if any, to or upon the order of the registered holder of such Rights Certificate.  The payment of the Purchase Price (as such amount may be reduced pursuant to Section 11(a)(iii) hereof) shall be made in cash or by certified bank check or bank draft payable to the order of the Company.  In the event that the Company is obligated to issue other securities (including Common Stock) of the

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Company, pay cash and/or distribute other property pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when appropriate.  The Company reserves the right to require prior to the occurrence of a Triggering Event that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock would be issued.

(d)                                 In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, subject to the provisions of Section 14 hereof.

(e)                                  Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Section 11(a)(ii) Event, any Rights beneficially owned by (i) an Acquiring Person, (ii) a transferee of an Acquiring Person who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person  who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e), shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise.  The Company shall use all reasonable efforts to insure that the provisions of this Section 7(e) and Section 4(b) hereof are complied with, but shall have no liability to any holder of Rights Certificates or any other Person as a result of its failure to make any determinations with respect to an Acquiring Person.

(f)                                   Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) thereof as the Company shall reasonably request.

Section 8.                               Cancellation and Destruction of Rights Certificates.  All Rights Certificates surrendered for the purpose of exercise, transfer, split-up, combination, redemption or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no

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Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement.  The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof.  The Rights Agent shall deliver all cancelled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

Section 9.                               Reservation and Availability of Capital Stock.

(a)                                 The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock (and, following the occurrence of a Triggering Event, out of its authorized and unissued shares of Common Stock and/or other securities or out of its authorized and issued shares held in its treasury), the number of shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) that, as provided in this Agreement, including Section 11(a)(iii) hereof, will be sufficient to permit the exercise in full of all outstanding Rights.

(b)                                 So long as the shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) issuable and deliverable upon the exercise of the Rights may be listed on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.

(c)                                  The Company shall use its best efforts to (i) file, as soon as practicable following the earliest date after the first occurrence of a Section 11(a)(ii) Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with Section 11(a)(iii) hereof, a registration statement under the Act, with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing, and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities, and (B) the Expiration Date.  The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights.  The Company may temporarily suspend, for a period of time not to exceed ninety (90) days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective.  Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension has been rescinded.  In addition, if the Company shall determine that a registration statement is required following the

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Distribution Date, the Company may temporarily suspend the exercisability of the Rights until such time as a registration statement has become effective.  Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification in such jurisdiction shall not have been obtained, the exercise thereof shall not be permitted under applicable law, or a registration statement shall not have become effective.

(d)                                 The Company covenants and agrees that it will take all such action as may be necessary to ensure that all one ten-thousandths of a share of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable.

(e)                                  The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificates for a number of one ten-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) upon the exercise of Rights.  The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Rights Certificates to a Person other than, or the issuance or delivery of a number of one ten-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) in respect of a name other than, that of the registered holder of the Rights Certificates evidencing Rights surrendered for exercise, nor shall the company be required to issue or deliver any certificates for a number of one ten-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) in a name other than that of the registered holder upon the exercise of any Rights until such tax shall have been paid (any such tax being payable by the holder of such Rights Certificates at the time of surrender) or until it has been established to the Company’s satisfaction that no such tax is due.

Section 10.                        Preferred Stock Record Date.  Each Person in whose name any certificate for a number of one ten-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such fractional shares of Preferred Stock (or Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and all applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are open.  Prior to the

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exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11.                        Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights.  The Purchase Price, the number and kind of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a)                                 (i)  In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide or split the outstanding shares of Preferred Stock, (C) combine or consolidate the outstanding shares of Preferred Stock into a smaller number of shares, through a reverse stock split or otherwise, or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a) and Section 7(e) hereof, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, split, combination, consolidation or reclassification, and the number and kind of shares of Preferred Stock or capital stock, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of shares of Preferred Stock or capital stock, as the case may be, which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, split, combination, consolidation or reclassification.  If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) hereof, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) hereof.

(ii)                                  Subject to Section 24 hereof, in the event that any Person shall, at any time after the Rights Dividend Declaration Date, become an Acquiring Person, unless the event causing such Person to become an Acquiring Person is a transaction set forth in Section 13(a) hereof, then, promptly following the occurrence of such event, proper provision shall be made so that each holder of a Right (except as provided below and in Section 7(e) hereof) shall thereafter have the right to receive, upon exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, in lieu of a number of one ten-thousandths of a share of Preferred Stock, such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of one ten-thousandths of a share of Preferred Stock for which a Right was exercisable immediately

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prior to the first occurrence of a Section 11(a)(ii) Event, and (y) dividing that product (which, following such first occurrence, shall thereafter be referred to as the “Purchase Price” for each Right and for all purposes of this Agreement) by 50% of the Current Market Price (determined pursuant to Section 11(d) hereof) per share of Common Stock on the date of such first occurrence (such number of shares, the “Adjustment Shares”).

(iii)                               In the event that the number of shares of Common Stock which is authorized by the Company’s Restated Certificate of Incorporation, as amended and as may be further amended from time to time, but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights, is not sufficient to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii) of this Section 11(a), the Company shall (A) determine the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”), and (B) with respect to each Right (subject to Section 7(e) hereof), make adequate provision to substitute for the Adjustment Shares, upon the exercise of a Right and payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) Common Stock or other equity securities of the Company (including, without limitation, shares, or units of shares, of preferred stock, such as the Preferred Stock, which the Board has deemed to have essentially the same value or economic rights as shares of Common Stock (such shares of preferred stock being referred to as “Common Stock Equivalents”)), (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having an aggregate value equal to the Current Value (less the amount of any reduction in the Purchase Price), where such aggregate value has been determined by the Board based upon the advice of a nationally recognized investment banking firm selected by the Board; provided, however, that if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the later of (x) the first occurrence of a Section 11(a)(ii) Event and (y) the date on which the Company’s right of redemption pursuant to Section 23(a) expires (the later of (x) and (y) being referred to herein as the “Section 11(a)(ii) Trigger Date”), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread.  For purposes of the preceding sentence, the term “Spread” shall mean the excess of (i) the Current Value over (ii) the Purchase Price.  If the Board determines in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty (30) day period, as it may be extended, is herein called the “Substitution Period”).  To the extent that the Company determines that action should be taken pursuant to the first and/or third sentences of this Section 11(a)(iii), the Company (1) shall provide, subject to Section 7(e) hereof, that such action shall apply uniformly to all outstanding Rights, and (2) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek such stockholder approval for such authorization of additional shares and/or

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to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof.  In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect.  For purposes of this Section 11(a)(iii), the value of each Adjustment Share shall be the Current Market Price per share of the Common Stock on the Section 11(a)(ii) Trigger Date and the per share or per unit value of any Common Stock Equivalent shall be deemed to equal the Current Market Price per share of the Common Stock on such date.

(b)                                 In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of shares of Preferred Stock entitling them to subscribe for or purchase (for a period expiring within forty-five (45) calendar days after such record date) shares of Preferred Stock (or shares having the same rights, privileges and preferences as the shares of Preferred Stock (“Equivalent Preferred Stock”)) or securities convertible into Preferred Stock or Equivalent Preferred Stock at a price per share of Preferred Stock or per share of Equivalent Preferred Stock (or having a conversion price per share, if a security convertible into Preferred Stock or Equivalent Preferred Stock) less than the Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of shares of Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or Equivalent Preferred Stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Current Market Price, and the denominator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of additional shares of Preferred Stock and/or Equivalent Preferred Stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible).  In case such subscription price may be paid by delivery of consideration, part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights.  Shares of Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation.  Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(c)                                  In case the Company shall fix a record date for a distribution to all holders of shares of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), of cash (other than a regular quarterly cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Preferred

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Stock, but including any dividend payable in stock other than Preferred Stock) or evidences of indebtedness, or of subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock on such record date, less the fair market value (as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a share of Preferred Stock, and the denominator of which shall be such Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock.  Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price which would have been in effect if such record date had not been fixed.

(d)                                 (i)  For the purpose of any computation hereunder, other than computations made pursuant to Section 11(a)(iii) hereof, the Current Market Price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the thirty (30) consecutive Trading Days immediately prior to but not including such date, and for purposes of computations made pursuant to Section 11(a)(iii) hereof, the Current Market Price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the ten (10) consecutive Trading Days immediately following but not including such date; provided, however, that in the event that the Current Market Price per share of the Common Stock is determined during a period following the announcement by the issuer of such Common Stock of (A) a dividend or distribution on such Common Stock payable in shares of such Common Stock or securities convertible into shares of such Common Stock (other than the Rights), or (B) any subdivision, combination, consolidation, reverse stock split or reclassification of such Common Stock, and the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination, consolidation, reverse stock split or reclassification, shall not have occurred prior to the commencement of the requisite thirty (30) Trading Day or ten (10) Trading Day period, as set forth above, then, and in each such case, the Current Market Price shall be properly adjusted to take into account ex-dividend trading.  The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the Nasdaq Stock Market (“NASDAQ”) or, if the shares of Common Stock are not listed or admitted to trading on NASDAQ, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices

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in the over-the-counter market, as reported by the OTC Bulletin Board or OTC Link LLC or such other system then in use, or, if on any such date the shares of Common Stock are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board.  If on any such date no market maker is making a market in the Common Stock, the fair value of such shares on such date shall be as determined in good faith by the Board shall be used.  The term “Trading Day” shall mean a day on which the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading is open for the transaction of business or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, a Business Day.  If the Common Stock is not publicly held or not so listed or traded, the Current Market Price per share shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

(ii)                                  For the purpose of any computation hereunder, the Current Market Price per share of Preferred Stock shall be determined in the same manner as set forth above for the Common Stock in clause (i) of this Section 11(d) (other than the last sentence thereof).  If the Current Market Price per share of Preferred Stock cannot be determined in the manner provided above or if the Preferred Stock is not publicly held or listed or traded in a manner described in clause (i) of this Section 11(d), the Current Market Price per share of Preferred Stock shall be conclusively deemed to be an amount equal to 10,000 (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock occurring after the date of this Agreement) multiplied by the Current Market Price per share of the Common Stock.  If neither the Common Stock nor the Preferred Stock is publicly held or so listed or traded, Current Market Price per share of the Preferred Stock shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

(e)                                  Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.  All calculations under this Section 11 shall be made to the nearest cent or to the nearest ten-thousandth of a share of Common Stock or other share or ten-thousandth of a share of Preferred Stock, as the case may be.  Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three (3) years from the date of the transaction which mandates such adjustment, or (ii) the Expiration Date.

(f)                                   If as a result of an adjustment made pursuant to Section 11(a)(ii) or Section 13(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock other than Preferred Stock, thereafter the number of

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such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11(a), (b), (c), (e), (g), (h), (i), (j), (k) and (m), and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.

(g)                                  All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one ten-thousandths of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h)                                 Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one ten-thousandths of a share of Preferred Stock (calculated to the nearest ten-thousandth) obtained by (i) multiplying (x) the number of one ten-thousandths of a share covered by a Right immediately prior to this adjustment, by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i)                                     The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in lieu of any adjustment in the number of one ten-thousandths of a share of Preferred Stock purchasable upon the exercise of a Right.  Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of one ten-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment.  Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price.  The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made.  This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement.  If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon

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surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment.  Rights Certificates so to be distributed shall be issued, executed, and countersigned, in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

(j)                                    Irrespective of any adjustment or change in the Purchase Price or the number of one ten-thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per one ten-thousandth of a share and the number of one ten-thousandths of a share which were expressed in the initial Rights Certificates issued hereunder.

(k)                                 Before taking any action that would cause an adjustment reducing the Purchase Price below the then stated value, if any, of the number of one ten-thousandths of a share of Preferred Stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable such number of one ten-thousandths of a share of Preferred Stock at such adjusted Purchase Price.

(l)                                     In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of one ten-thousandths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one ten-thousandths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

(m)                             Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in their good faith judgment the Board shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred Stock, (ii) issuance wholly for cash of any shares of Preferred Stock at less than the Current Market Price per share of Preferred Stock, (iii) issuance wholly for cash of shares of Preferred Stock or securities which by their terms are convertible into or exchangeable for shares of Preferred Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.

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(n)                                 Other than with respect to an Exempt Transaction, the Company covenants and agrees that it shall not, at any time after the Distribution Date, (i) consolidate with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), (ii) merge with or into any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), or (iii) sell or transfer (or permit any Subsidiary of the Company to sell or transfer), in one transaction, or a series of related transactions, assets, cash flow or earning power aggregating more than 50% of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof), if (x) at the time of or immediately after such consolidation, merger or sale or transfer there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would eliminate or substantially diminish the benefits intended to be afforded by the Rights or (y) prior to, simultaneously with or immediately after such consolidation, merger or sale or transfer, the stockholders of the Person who constitutes, or would constitute, the “Principal Party” for purposes of Section 13(a) hereof shall have received a distribution of Rights previously owned by such Person.

(o)                                 Other than with respect to an Exempt Transaction, the Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 23, Section 24 or Section 27 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will eliminate or substantially diminish the benefits intended to be afforded by the Rights.

(p)                                 Anything in this Agreement to the contrary notwithstanding, in the event that the Company shall at any time after the Rights Dividend Declaration Date and prior to the Distribution Date (i) declare a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding shares of Common Stock, or (iii) combine the outstanding shares of Common Stock into a smaller number of shares, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event.

Section 12.                        Certificate of Adjusted Purchase Price or Number of Shares.  Whenever an adjustment is made as provided in Section 11 and Section 13 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent, and with each transfer agent for the Preferred Stock and the Common Stock, a copy of such certificate and (c) if a Distribution Date has

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occurred, mail a brief summary thereof to each holder of a Rights Certificate in accordance with Section 25 hereof).  The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained.

Section 13.                        Consolidation, Merger or Sale or Transfer of Assets Cash Flow or Earning Power.

(a)                                 Other than with respect to an Exempt Transaction, in the event that, following the Stock Acquisition Date, directly or indirectly, (x) the Company shall consolidate with, or merge with and into, any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), and the Company shall not be the continuing or surviving corporation of such consolidation or merger, (y) any Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof) shall consolidate with, or merge with or into, the Company, and the Company shall be the continuing or surviving corporation of such consolidation or merger and, in connection with such consolidation or merger, all or part of the outstanding shares of Common Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (z) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one transaction or a series of related transactions, assets, cash flow or earning power aggregating more than 50% of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons (other than the Company or any Subsidiary of the Company in one or more transactions each of which complies with Section 11(o) hereof), then, and in each such case, proper provision shall be made so that: (i) each holder of a Right, except as provided in Section 7(e) hereof, shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, such number of validly authorized and issued, fully paid, non-assessable and freely tradeable shares of Common Stock of the Principal Party (as such term is hereinafter defined), not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (1) multiplying the then current Purchase Price by the number of one ten-thousandths of a share of Preferred Stock for which a Right is exercisable immediately prior to the first occurrence of a Section 13 Event (or, if a Section 11(a)(ii) Event has occurred prior to the first occurrence of a Section 13 Event, multiplying the number of such one ten-thousandths of a share for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event by the Purchase Price in effect immediately prior to such first occurrence of a Section 11(a)(ii) Event), and (2) dividing that product (which, following the first occurrence of a Section 13 Event, shall be referred to as the “Purchase Price” for each Right and for all purposes of this Agreement) by 50% of the Current Market Price (determined pursuant to Section 11(d)(i) hereof) per share of the Common Stock of such Principal Party on the date of consummation of such Section 13 Event; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such Section 13 Event, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term “Company” shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 hereof shall apply only to such Principal Party following the

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first occurrence of a Section 13 Event; (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock) in connection with the consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the Rights; and (v) the provisions of Section 11(a)(ii) hereof shall be of no effect following the first occurrence of any Section 13 Event.

(b)                                 “Principal Party” shall mean:

(i)                                     in the case of any transaction described in clause (x) or (y) of the first sentence of Section 13(a), the Person that is the issuer of any securities into which shares of Common Stock of the Company are converted in such merger or consolidation, and if no securities are so issued, the Person that is the other party to such merger or consolidation; and

(ii)                                  in the case of any transaction described in clause (z) of the first sentence of Section 13(a), the Person that is the party receiving the greatest portion of the assets, cash flow or earning power transferred pursuant to such transaction or transactions;

provided, however, that in any such case, (1) if the Common Stock of such Person is not at such time and has not been continuously over the preceding twelve (12) month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, “Principal Party” shall refer to such other Person; and (2) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Stock of two or more of which are and have been so registered, “Principal Party” shall refer to whichever of such Persons is the issuer of the Common Stock having the greatest aggregate market value.

(c)                                  Other than with respect to an Exempt Transaction, the Company shall not consummate any such consolidation, merger, sale or transfer unless the Principal Party shall have a sufficient number of authorized shares of its Common Stock which have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs (a) and (b) of this Section 13 and further providing that, as soon as practicable after the date of any consolidation, merger or sale of assets mentioned in paragraph (a) of this Section 13, the Principal Party will

(i)                                     prepare and file a registration statement under the Act, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, and will use its best efforts to cause such registration statement to (A) become effective as soon as practicable after such filing and (B)

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remain effective (with a prospectus at all times meeting the requirements of the Act) until the Expiration Date;

(ii)                                  take all such other action as may be necessary to enable the Principal Party to issue the securities purchasable upon exercise of the Rights, including but not limited to the registration or qualification of such securities under all requisite securities laws of jurisdictions of the various states and the listing of such securities on such exchanges and trading markets as may be necessary or appropriate; and

(iii)                               will deliver to holders of the Rights historical financial statements for the Principal Party which comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act.

Other than with respect to an Exempt Transaction, the provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers.  In the event that a Section 13 Event shall occur at any time after the occurrence of a Section 11(a)(ii) Event, the Rights which have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 13(a).

Section 14.                        Fractional Rights and Fractional Shares.

(a)                                 The Company shall not be required to issue fractions of Rights, except prior to the Distribution Date as provided in Section 11(p) hereof, or to distribute Rights Certificates which evidence fractional Rights.  In lieu of such fractional Rights, the Company may pay to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right.  For purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable.  The closing price of the Rights for any Trading Day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on NASDAQ or, if the Rights are not listed or admitted to trading on NASDAQ, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading, or if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the OTC Bulletin Board or OTC Link LLC or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights, selected by the Board.  If on any such date no such market maker is

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making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board shall be used.

(b)                                 The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one ten-thousandth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one ten-thousandth of a share of Preferred Stock).  In lieu of fractional shares of Preferred Stock that are not integral multiples of one ten-thousandth of a share of Preferred Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one ten-thousandth of a share of Preferred Stock.  For purposes of this Section 14(b), the current market value of one ten-thousandths of a share of Preferred Stock shall be one ten-thousandths of the closing price of a share of Preferred Stock (as determined pursuant to Section 11(d)(ii) hereof) for the Trading Day immediately prior to the date of such exercise.

(c)                                  Following the occurrence of a Triggering Event, the Company shall not be required to issue fractions of shares of Common Stock upon exercise of the Rights or to distribute certificates which evidence fractional shares of Common Stock.  In lieu of fractional shares of Common Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one (1) share of Common Stock.  For purposes of this Section 14(c), the current market value of one share of Common Stock shall be the closing price per share of Common Stock (as determined pursuant to Section 11(d)(i) hereof) on the Trading Day immediately prior to the date of such exercise.

(d)                                 The holder of a Right by the acceptance of the Rights expressly waives such holder’s right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.

Section 15.                        Rights of Action.  All rights of action in respect of this Agreement, except the rights of action given to the Rights Agent under Section 18 hereof, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Stock), may, in the holder’s own behalf and for the holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, the holder’s right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement.  Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of

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the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement.

Section 16.                        Agreement of Rights Holders.  Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a)                                 prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of Common Stock;

(b)                                 after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office or offices of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates fully executed;

(c)                                  subject to Section 6(a) and Section 7(f) hereof, the Company and the Rights Agent may deem and treat the Person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated Common Stock certificate (or book entry shares in respect of Common Stock)) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Common Stock certificate (or notices provided to holders of book entry shares of Common Stock) made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of Section 7(e) hereof, shall be required to be affected by any notice to the contrary; and

(d)                                 notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company must use its best efforts have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

Section 17.                        Rights Certificate Holder Not Deemed a Stockholder.  No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the number of one ten-thousandths of a share of Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise or exchange of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any

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matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised or exchanged in accordance with the provisions hereof.

Section 18.                        Concerning the Rights Agent.

(a)                                 The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder.  The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability in the premises.

(b)                                 The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement, in reliance upon any Rights Certificate or certificate for Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

Section 19.                        Merger or Consolidation or Change of Name of Rights Agent.

(a)                                 Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the corporate trust, stock transfer or other shareholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; but only if such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof.  In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights

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Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

(b)                                 In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

Section 20.                        Duties of Rights Agent.  The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

(a)                                 The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

(b)                                 Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of Current Market Price) be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c)                                  The Rights Agent shall be liable hereunder only for its and its directors’, officers’, employees’, affiliates’, agents’, advisors’, and representatives’ own gross negligence, bad faith or willful misconduct.

(d)                                 The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates or be required to verify the same (except as to its countersignature on such Rights Certificates), but all such statements and recitals are and shall be deemed to have been made by the Company only.

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(e)                                  The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any adjustment required under the provisions of Section 11, Section 13 or Section 24 hereof) or responsible for the manner, method or amount of any such adjustment) or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock or Preferred Stock to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Common Stock or Preferred Stock will, when so issued, be validly authorized and issued, fully paid and nonassessable.

(f)                                   The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g)                                  The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer.

(h)                                 The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement.  Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other Person.

(i)                                     The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct; provided, however, reasonable care was exercised in the selection and continued employment thereof.

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(j)                                    No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder (other than internal costs incurred by the Rights Agent in providing services to the Company in the ordinary course of its business as Rights Agent) or in the exercise of its rights if there shall be reasonable grounds for believing the repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(k)                                 If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

Section 21.                        Change of Rights Agent.  The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days’ notice in writing mailed to the Company, and to each transfer agent of the Common Stock and Preferred Stock, by registered or certified mail, and, if such resignation occurs after the Distribution Date, to the registered holders of the Rights Certificates by first-class mail.  The Company may remove the Rights Agent or any successor Rights Agent upon thirty (30) days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and Preferred Stock, by registered or certified mail, and, if such removal occurs after the Distribution Date, to the holders of the Rights Certificates by first-class mail.  If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent.  If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit his Rights Certificate for inspection by the Company), then any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent.  Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) legal business entity organized and doing business under the laws of the United States or of any state of the United States, in good standing, which is authorized under such laws to exercise corporate trust, stock transfer or shareholder services powers and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $100,000,000 or (b) an affiliate of a legal business entity described in clause (a) of this sentence.  After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose.  Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the

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Common Stock and the Preferred Stock, and, if such appointment occurs after the Distribution Date, mail a notice thereof in writing to the registered holders of the Rights Certificates.  Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 22.                        Issuance of New Rights Certificates.  Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement.  In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date and prior to the redemption, exchange or expiration of the Rights, the Company (a) shall, with respect to shares of Common Stock so issued or sold (x) pursuant to the exercise of stock options or pursuant to awards under any employee benefit plan or arrangement, which stock options or awards are outstanding as of the Distribution Date, or (y) upon the exercise, conversion or exchange of securities issued by the Company after the date of this Agreement (except as may otherwise be provided in the instrument(s) governing such securities), and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Section 23.                        Redemption and Termination.

(a)                                 The Board may, at its option, at any time prior to the earlier of (i) the close of business on the tenth (10th) Business Day following the Stock Acquisition Date (or, if the Stock Acquisition Date shall have occurred prior to the Record Date, the close of business on the tenth (10th) Business Day following the Record Date) and (ii) the Final Expiration Date, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.0001 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof, (such redemption price being hereinafter referred to as the “Redemption Price”).  Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable after the first occurrence of a Section 11(a)(ii) Event until such time as the Company’s right of redemption hereunder has expired.  The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock (based on the Current Market Price of the Common Stock at the time of redemption) or any other form of consideration deemed appropriate by the Board.

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(b)                                 Immediately upon the action of the Board ordering the redemption of the Rights, evidence of which shall have been filed with the Rights Agent and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held.  Promptly after the action of the Board ordering the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to all such holders at each holder’s last address as it appears upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock.  Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice.  Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

Section 24.                        Exchange.

(a)                                 The Board may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 7(e) hereof) for Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the “Exchange Ratio”).  Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after (i) any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any such Subsidiary, or any entity holding Common Stock for or pursuant to the terms of any such plan) becomes the Beneficial Owner of 50% or more of the Common Stock then outstanding or (ii) the occurrence of an event specified in Section 13(a) hereof.

(b)                                 Immediately upon the action of the Board ordering the exchange of any Rights pursuant to subsection (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio.  The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange.  The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent.  Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice.  Each such notice of exchange will state the method by which the exchange of the Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged.  Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights.

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(c)                                  Following the action of the Board ordering the exchange of any Rights pursuant to subsection (a) of this Section 24, the Company may implement such procedures in its sole discretion as it deems appropriate for the purpose of ensuring that the Common Stock (or such other consideration) issuable upon an exchange pursuant to this Section 24 not be received by holders of Rights that have become void pursuant to Section 7(e) hereof.  In furtherance thereof, if so directed by the Company, all or a portion of the shares of Common Stock (or other consideration) potentially issuable to holders of Rights upon an exchange pursuant to this Section 24 who have not verified to the satisfaction of the Company, in its sole discretion, that they are not Acquiring Persons may be deposited in a trust established by the Company pending receipt of appropriate verification.  To the extent that such trust is established, holders of Rights entitled to receive such shares of Common Stock (or other consideration) pursuant to an exchange pursuant to this Section 24 who have not previously received such shares of Common Stock (or other consideration) shall be entitled to receive such shares of Common Stock (or other consideration) (and any dividends paid or distributions made thereon after the date on which such shares of Common Stock (or other consideration) are deposited in the trust) only from the trust and solely upon compliance with the relevant terms and provisions of the applicable trust agreement.

(d)                                 In any exchange pursuant to this Section 24, the Company, at its option, may substitute Preferred Stock (or Equivalent Preferred Stock) for Common Stock exchangeable for Rights, at the initial rate of one ten-thousandth of a share of Preferred Stock (or Equivalent Preferred Stock) for each share of Common Stock, as appropriately adjusted to reflect stock splits, stock dividends and other similar transactions after the date hereof.

(e)                                  In the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such action as may be necessary to authorize additional shares of Common Stock for issuance upon exchange of the Rights.

(f)                                   The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock.  In lieu of such fractional shares of Common Stock, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock.  For the purposes of this subsection (f), the current market value of a whole share of Common Stock shall be the closing price of a share of Common Stock (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

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Section 25.                        Notice of Certain Events.

(a)                                 In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend payable in stock of any class to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular quarterly cash dividend out of earnings or retained earnings of the Company), or (ii) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, or (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock), or (iv) to effect any consolidation or merger into or with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of more than 50% of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof), or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend or distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least twenty (20) days prior to the record date for determining holders of the shares of Preferred Stock for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Preferred Stock, whichever shall be the earlier.

(b)                                 In the event that any Section 11(a)(ii) Event shall occur, (i) the Company shall as soon as practicable thereafter give to each holder of a Rights Certificate, to the extent feasible, in accordance with Section 26 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii) hereof, and (ii) all references in the preceding paragraph to Preferred Stock shall be deemed thereafter to refer to Common Stock and/or, if appropriate, other securities.

Section 26.                        Notices.

(a)                                 Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing by the Company with the Rights Agent) as follows:

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EMCORE Corporation
2015 Chestnut Street
Alhambra, CA 91803
Attention: General Counsel

(b)                                 Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing by the Rights Agent with the Company) as follows:

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Attention:  Relationship Management

(c)                                  Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Date, to the holder of certificates representing shares of Common Stock) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

Section 27.                        Supplements and Amendments.  Prior to the Distribution Date, the Company and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement without the approval of any holders of certificates representing shares of Common Stock.  From and after the Distribution Date, the Company and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights Certificates in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) to shorten or lengthen any time period hereunder or (iv) to change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable and which shall not adversely affect the interests of the holders of Rights Certificates (other than an Acquiring Person).  Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment.  Notwithstanding anything herein to the contrary, this Agreement may not be amended (other than pursuant to clauses (i) or (ii) of the preceding sentence) at a time when the Rights are not redeemable.

Section 28.                        Successors.  All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

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Section 29.                        Determinations and Actions by the Board, etc. The Board shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend the Agreement).  All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties, and (y) not subject the Board or any of the directors on the Board to any liability to the holders of the Rights.

Section 30.                        Benefits of this Agreement.  Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock).

Section 31.                        Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and shall not expire until the close of business on the tenth Business Day following the date of such determination by the Board.  Without limiting the foregoing, if any provision requiring a specific group of directors to act is held to by any court of competent jurisdiction or other authority to be invalid, void or unenforceable, such determination shall then be made by the Board in accordance with applicable law and the Company’s Restated Certificate of Incorporation, as amended, and Bylaws, as amended.

Section 32.                        Governing Law.  This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of New Jersey and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts made and to be performed entirely within such state.

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Section 33.                        Counterparts.  This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

Section 34.                        Descriptive Headings.  Descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.

EMCORE CORPORATION

By:	/s/ Hong Q. Hou
	Name:	Hong Q. Hou
	Title:	President & CEO

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC,
as Rights Agent

By:	/s/ Paula Caroppoli
	Name:	Paula Caroppoli
	Title:	Senior Vice President

[Signature Page to Tax Benefits Preservation Plan]

Exhibit A

Certificate of Designation Establishing the Series A Junior Participating Preferred Stock and Fixing the Powers, Designations, Preferences and Relative, Participating, Optional and Other Special Rights, and the Qualifications, Limitations and Restrictions, of the
Series A Junior Participating Preferred Stock

Of

EMCORE CORPORATION

There is hereby established a new series of Preferred Stock (the “Preferred Stock”) of EMCORE Corporation, a New Jersey corporation (the “Corporation”), to which the following powers, designations, preferences and relative, participating, optional and other special rights, and the qualifications, limitations or restrictions, of the shares of such new series of preferred stock shall apply:

Section 1.                                           Designation and Amount.  There shall be a series of Preferred Stock that shall be designated as Series A Junior Participating Preferred Stock, par value $0.0001 per share, and the number of shares constituting such series shall be 300,000.  Such number of shares may be increased or decreased by a vote of no less than a majority of the members of the Board of Directors then in office; provided, that no decrease shall reduce the number of shares of Series A Junior Participating Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Junior Participating Preferred Stock.

Section 2.                                           Dividends and Distributions.

(A)                               The holders of shares of Series A Junior Participating Preferred Stock, in preference to the holders of common stock, no par value, of the Corporation (“Common Stock”), and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $0.01 or (b) subject to the provision for adjustment hereinafter set forth, 10,000 times the aggregate per share amount of all cash dividends, and 10,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock

Ex. A-1

since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Junior Participating Preferred Stock.  In the event the Corporation shall at any time after September 17, 2014 (the “Rights Dividend Declaration Date”) (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series A Junior Participating Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event. The Corporation shall declare a dividend or distribution on the Series A Junior Participating Preferred Stock as provided in Paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock).

(B)                               The Corporation may not declare or pay a dividend or distribution on the Common Stock (other than a dividend payable in shares of the Common Stock) unless it simultaneously declares and pays a dividend or distribution on the Series A Junior Participating Preferred Stock as provided in paragraph (A) above.

(C)                               Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Junior Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date.  Accrued but unpaid dividends shall not bear interest.  Dividends paid on the shares of Series A Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.  The Board of Directors may fix a record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than thirty (30) days prior to the date fixed for the payment thereof.

Section 3.                                           Voting Rights.  The holders of shares of Series A Junior Participating Preferred Stock shall have the following voting rights:

(A)                               Subject to the provision for adjustment hereinafter set forth, each share of Series A Junior Participating Preferred Stock shall entitle the holder thereof to

Ex. A-2

10,000 votes on all matters submitted to a vote of the holders of Common Stock.  In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series A Junior Participating Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B)                               Except as otherwise provided herein or by law, the holders of shares of Series A Junior Participating Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(C)                               Except as set forth herein, holders of Series A Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

Section 4.                                           Certain Restrictions.

(A)                               Whenever quarterly dividends or other dividends or distributions payable on the Series A Junior Participating Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Junior Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i)                                     declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock;

(ii)                                  declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, except dividends paid ratably on the Series A Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii)                               redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise

Ex. A-3

acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Junior Participating Preferred Stock; or

(iv)                              purchase or otherwise acquire for consideration any shares of Series A Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B)                               The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under Paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

Section 5.                                           Reacquired Shares.  Any shares of Series A Junior Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof.  All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

Section 6.                                           Liquidation, Dissolution or Winding Up.  (A)  Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Junior Participating Preferred Stock shall have received an amount equal to $10,000 per share of Series A Junior Participating Preferred Stock, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the “Series A Liquidation Preference”).  Following the payment of the full amount of the Series A Liquidation Preference, no additional distributions shall be made to the holders of shares of Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the “Common Adjustment”) equal to the quotient obtained by dividing (i) the Series A Liquidation Preference by (ii) 10,000 (as appropriately adjusted as set forth in subparagraph (C) below to reflect such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock) (such number in clause (ii), the “Adjustment Number”).  Following the payment of the full amount of the Series A Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series A Junior Participating Preferred Stock and Common Stock, respectively, holders of Series A Junior Participating Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets

Ex. A-4

to be distributed in the ratio of the Adjustment Number to 1 with respect to such Preferred Stock and Common Stock, on a per share basis, respectively.

(A)                               In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other series of preferred stock, if any, which rank on a parity with the Series A Junior Participating Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences.  In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.

(B)                               In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 7.                                           Consolidation, Merger, etc.  In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 10,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged.  In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Junior Participating Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 8.                                           No Redemption.  The shares of Series A Junior Participating Preferred Stock shall not be redeemable.

Section 9.                                           Amendment.  At any time when any shares of Series A Junior Participating Preferred Stock are outstanding, neither the Certificate of

Ex. A-5

Incorporation nor this Certificate of Designation shall be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority or more of the outstanding shares of Series A Junior Participating Preferred Stock, voting separately as a class.

Section 10.                                    Fractional Shares.  Series A Junior Participating Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Junior Participating Preferred Stock.

[Signature page follows]

Ex. A-6

Dated:             , 2014

EMCORE CORPORATION

Name:
Title:

[Signature Page to Certificate of Designation]

Exhibit B

[Form of Rights Certificate]

Certificate No. R-	Rights

NOT EXERCISABLE AFTER OCTOBER 3, 2017 OR SUCH EARLIER DATE AS THE RIGHTS ARE REDEEMED, EXCHANGED OR TERMINATED.  THE RIGHTS ARE SUBJECT TO REDEMPTION AT THE OPTION OF THE COMPANY, AT $0.0001 PER RIGHT, AND TO EXCHANGE ON THE TERMS SET FORTH IN THE TAX BENEFITS PRESERVATION PLAN.  UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON (AS SUCH TERM IS DEFINED IN THE TAX BENEFITS PRESERVATION PLAN) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID.  [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON (AS SUCH TERM IS DEFINED IN THE TAX BENEFITS PRESERVATION PLAN).  ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF SUCH AGREEMENT.](1)

Rights Certificate

EMCORE CORPORATION

This certifies that                                             , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Tax Benefits Preservation Plan, dated as of September 17, 2014 (the “Tax Benefits Preservation Plan”), between EMCORE Corporation, a New Jersey corporation (the “Company”), and American Stock Transfer & Trust Company, LLC, a New York limited liability trust company, as Rights Agent (the “Rights Agent”), to purchase from the Company at any time prior to 5:00 P.M. (New York City time) on October 3, 2017 (unless such date is extended prior thereto by the Board of Directors), at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one ten-thousandth of a fully paid, non-assessable share of Junior Participating Preferred Stock, Series A (the “Preferred Stock”) of the Company, at a purchase price of $21.50 per one ten-thousandth of a share (the “Purchase Price”), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed.  The number of Rights evidenced by this Rights Certificate (and the number of shares

(1)                                 The portion of the legend in brackets shall be inserted only if applicable and shall replace the preceding sentence.

Ex. B-1

which may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above, are the number and Purchase Price as of September 17, 2014, based on the Preferred Stock as constituted at such date.  The Company reserves the right to require prior to the occurrence of a Triggering Event (as such term is defined in the Tax Benefits Preservation Plan) that a number of Rights be exercised so that only whole shares of Preferred Stock will be issued.

Upon the occurrence of a Section 11(a)(ii) Event (as such term is defined in the Tax Benefits Preservation Plan), if the Rights evidenced by this Rights Certificate are beneficially owned by (i) an Acquiring Person (as such term is defined in the Tax Benefits Preservation Plan), (ii) a transferee of any such Acquiring Person, or (iii) under certain circumstances specified in the Tax Benefits Preservation Plan, a transferee of a person who, after such transfer, became an Acquiring Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event.

As provided in the Tax Benefits Preservation Plan, the Purchase Price and the number and kind of shares of Preferred Stock or other securities, which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events, including Triggering Events.

This Rights Certificate is subject to all of the terms, provisions and conditions of the Tax Benefits Preservation Plan, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Tax Benefits Preservation Plan reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Tax Benefits Preservation Plan.  Copies of the Tax Benefits Preservation Plan are on file at the principal executive offices of the Company.

This Rights Certificate, with or without other Rights Certificates, upon surrender at the office or offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one ten-thousandths of a share of Preferred Stock as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase.  If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Tax Benefits Preservation Plan, the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $0.0001 per Right at any time prior to the earlier of the close of business on (i) the tenth Business Day following the Stock Acquisition Date (as such time

Ex. B-2

period may be extended pursuant to the Tax Benefits Preservation Plan), and (ii) the Final Expiration Date.  In addition, under certain circumstances following the Stock Acquisition Date, the Rights may be exchanged, in whole or in part, for shares of the Common Stock, or shares of preferred stock of the Company having essentially the same value or economic rights as such shares.  Immediately upon the action of the Board authorizing any such exchange, and without any further action or any notice, the Rights (other than Rights which are not subject to such exchange) will terminate and the Rights will only enable holders to receive the shares issuable upon such exchange.

No fractional shares of Preferred Stock will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one ten-thousandths of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Tax Benefits Preservation Plan. The Company, at its election, may require that a number of Rights be exercised so that only whole shares of Preferred Stock would be issued.

No holder of this Rights Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Tax Benefits Preservation Plan or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give consent to or withhold consent from any corporate action, or, to receive notice of meetings or other actions affecting stockholders (except as provided in the Tax Benefits Preservation Plan), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Tax Benefits Preservation Plan.

This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

Ex. B-3

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

Dated as of                        ,

EMCORE CORPORATION

By:
Title:

Countersigned:

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC,

as Rights Agent

By:
Authorized Signature

Ex. B-4

[Form of Reverse Side of Rights Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such
holder desires to transfer the Rights Certificate.)

FOR VALUE RECEIVED • hereby sells, assigns and transfers unto • (Please print name and address of transferee) this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint • Attorney, to transfer the within Rights Certificate on the books of the within named Company, with full power of substitution.

Dated:                                     ,

Signature

Signature Guaranteed:

Ex. B-5

Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1)  The Rights evidenced by this Rights Certificate [ ] are [ ] are not beneficially owned by an Acquiring Person and [ ] are [ ] are not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person (as such term is defined pursuant to the Tax Benefits Preservation Plan);

(2)  after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person.

Dated:                                     ,

Signature

Signature Guaranteed:

Signatures must be guaranteed by a participant in the Securities Transfer Agent Medallion Program, the Stock Exchanges Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program.

Ex. B-6

NOTICE

The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

Ex. B-7

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires
to exercise Rights represented
by the Rights Certificate.)

To:  EMCORE Corporation:

The undersigned hereby irrevocably elects to exercise                      Rights represented by this Rights Certificate to purchase the shares of Preferred Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such shares be issued in the name of and delivered to:

Please insert social security

or other identifying number

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Please insert social security

or other identifying number

(Please print name and address)

Dated:                                     ,

Signature

Signature Guaranteed:

Signatures must be guaranteed by a participant in the Securities Transfer Agent Medallion Program, the Stock Exchanges Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program.

Ex. B-8

Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1)  The Rights evidenced by this Rights Certificate [ ] are [ ] are not beneficially owned by an Acquiring Person and [ ] are [ ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person (as such terms are defined pursuant to the Tax Benefits Preservation Plan);

(2)  after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or became an Acquiring Person.

Dated:                                     ,

Signature

Signature Guaranteed:

Signatures must be guaranteed by a participant in the Securities Transfer Agent Medallion Program, the Stock Exchanges Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program.

Ex. B-9

NOTICE

The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase is not properly completed, the Company and the Rights Agent will deem the beneficial owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person (as defined in the Tax Benefits Preservation Plan) and such Assignment or Election to Purchase will not be honored.

Ex. B-10

Exhibit C

SUMMARY OF RIGHTS TO PURCHASE

PREFERRED STOCK

On September 7, 2014, the Board of Directors of EMCORE Corporation (the “Company”) declared a dividend distribution effective as of September 17, 2014 of one Right for each outstanding share of Company Common Stock to shareholders of record at the close of business on October 3, 2014 (the “Record Date”).  Each Right entitles the registered holder to purchase from the Company a unit consisting of one ten-thousandth of a share (a “Unit”) of Junior Participating Preferred Stock, Series A, par value $0.0001 per share, at a Purchase Price of $21.50 per Unit, subject to adjustment.  The description and terms of the Rights are set forth in a Tax Benefits Preservation Plan (the “Tax Benefits Preservation Plan”) between the Company and American Stock Transfer & Trust Company, LLC, a New York limited liability trust company, as Rights Agent.

The Tax Benefits Preservation Plan is intended to help protect the Company’s tax net operating losses and certain other tax assets (“Tax Benefits”) by deterring any person (other than the Company, any subsidiary of the Company or any employee benefit plan of the Company) from becoming, other than in connection with an issuance by the Company that was approved by the Board of Directors, a 5% Shareholder (as defined in Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”)) without the approval of at least a majority of the members of our Board of Directors then in office (any such person who becomes a 5% Shareholder, other than as described below, an “Acquiring Person”).  Notwithstanding the foregoing, shareholders who own 5% or more (by value) of our outstanding (i) Common Stock, (ii) preferred stock (other than preferred stock described in Section 1504(a)(4) of the Code) of the Company, (iii) warrants, rights, or options (including options within the meaning of Section 1.382-4(d)(9) of the Treasury Regulations) to purchase stock (other than preferred stock described in Section 1504(a)(4) of the Code) of the Company, and (iv) any other interest that would be treated as “stock” of the Company pursuant to Section 1.382-2T(f)(18) of the Treasury Regulations (collectively, “Company Securities”) as of the close of business on October 3, 2014, and shareholders who acquire such an interest solely as a result of (A) a transaction in which such shareholder received the approval of at least a majority of the members of our Board of Directors then in office or (B) an issuance by the Company that was approved by the Board of Directors will not be an Acquiring Person and therefore will not trigger the Rights Plan, so long as they do not acquire any additional Company Securities or decrease their percentage ownership of Company Securities below 5%.

Initially, the Rights will be attached to all Common Stock certificates representing shares then outstanding, and no separate Rights Certificates will be distributed.  Subject to certain exceptions specified in the Tax Benefits Preservation Plan, the Rights will separate from the Common Stock and a Distribution Date will occur upon the earlier of (i) the close of business on the tenth business day following the date of public announcement or the date on which the Company first has notice or determines that a person has become an Acquiring Person other than

Ex. C-1

by reason of a transaction approved by our Board of Directors or (ii) the close of business on the tenth business day (or such later date as our Board of Directors shall determine) following the commencement of a tender offer or exchange offer that would result in a person or group becoming an Acquiring Person (the earlier of the dates in clause (i) or (ii) above being called the “Distribution Date”), provided, however,  the Distribution Date shall not occur unless, within either of the ten business day periods (or such later date) specified in clauses (i) and (ii) above, the Board shall have affirmatively determined that a Distribution Date shall occur upon the end of such applicable ten business day (or later) period.

Until the Distribution Date, (i) the Rights will be evidenced by the Common Stock certificates (or, in the case of shares reflected on the direct registration system, by the notations in the book entry accounts) and will be transferred with and only with such Common Stock certificates, (ii) new Common Stock certificates issued after the Record Date will contain a notation incorporating the Tax Benefits Preservation Plan by reference and (iii) the surrender for transfer of any certificates for Common Stock outstanding will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate.  Pursuant to the Tax Benefits Preservation Plan, the Company reserves the right to require prior to the occurrence of a Triggering Event (as defined below) that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock will be issued.

The definition of Acquiring Person contained in the Tax Benefits Preservation Plan contains several exemptions, including for (i) the Company or any of its subsidiaries; (ii) any employee benefit plan of the Company, or of any subsidiary of the Company, or any person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan; (iii) the U.S. Government; (iv) any person who becomes a 5% Shareholder as a result of a reduction in the number of Company Securities outstanding due to the repurchase of Company Securities by the Company or a stock dividend, stock split, reverse stock split, or similar transaction effected by the Company, unless and until such person increases its percentage ownership of Company Securities by more than one-quarter of one percentage point over its lowest percentage ownership of Company Securities on or after the consummation of the relevant transaction (other than an increase solely as a result of a stock dividend, stock split, reverse stock split, or similar transaction effected by the Company); (v) any person who was a 5% Shareholder on the date of the Tax Benefits Preservation Plan, or becomes a 5% Shareholder solely by reason of participation in a transaction approved by the Board of Directors, unless and until such person increases its percentage ownership of Company Securities by more than one-quarter of one percentage point over its lowest percentage ownership of Company Securities on or after the date of the Tax Benefits Preservation Plan or the consummation of the relevant transaction, as applicable (other than an increase solely as a result of a stock dividend, stock split, reverse stock split, or similar transaction effected by the Company) or such person decreases its percentage ownership of Company Securities below 5%; or (vi) any person who or which inadvertently may become an Acquiring Person, so long as such person promptly enters into, and delivers to the Company, an irrevocable commitment promptly to divest, and thereafter promptly divests (without exercising or retaining any power, including voting, with respect to such securities), sufficient Company Securities so that such person ceases to be an Acquiring Person, provided, however, that no Person shall be an Acquiring Person if the Board shall have affirmatively determined, prior to the Distribution Date, in light of the intent and purposes of this

Ex. C-2

Tax Benefits Preservation Plan or other circumstances facing the Company that such Person shall not be deemed an Acquiring Person.

The Rights are not exercisable until the Distribution Date and will expire at 5:00 P.M. (New York City time) on October 3, 2017 unless such date is extended or the Rights are earlier redeemed or exchanged by the Company as described below.

As soon as practicable after the Distribution Date, Rights Certificates will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Rights Certificates alone will represent the Rights.  Except as otherwise determined by the Board of Directors, only shares of Common Stock issued prior to the Distribution Date will be issued with Rights.

In the event that a Person becomes an Acquiring Person, each holder of a Right will thereafter have the right to receive, upon exercise, Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a value equal to two times the exercise price of the Right.  Notwithstanding any of the foregoing, following the occurrence of the event set forth in this paragraph, all Rights that are, or (under certain circumstances specified in the Tax Benefits Preservation Plan) were, beneficially owned by any Acquiring Person will be null and void.  However, Rights are not exercisable following the occurrence of the event set forth above until such time as the Rights are no longer redeemable by the Company as set forth below.

For example, at an exercise price of $21.50 per Right, each Right not owned by an Acquiring Person (or by certain related parties) following an event set forth in the preceding paragraph would entitle its holder to purchase $43.00 worth of Common Stock (or other consideration, as noted above) for $21.50.  Assuming that the Common Stock had a per share value of $4.30 at such time, the holder of each valid Right would be entitled to purchase 10 shares of Common Stock for $21.50.

In the event that, at any time following the Stock Acquisition Date, (i) the Company engages in a merger or other business combination transaction in which the Company is not the surviving corporation, (ii) the Company engages in a merger or other business combination transaction in which the Company is the surviving corporation and the Common Stock of the Company is changed or exchanged, or (iii) 50% or more of the Company’s assets, cash flow or earning power is sold or transferred, each holder of a Right (except Rights which have previously been voided as set forth above) shall thereafter have the right to receive, upon exercise, common stock of the acquiring company having a value equal to two times the exercise price of the Right.  The events set forth in this paragraph and in the second preceding paragraph are referred to as the “Triggering Events.”

At any time after a person becomes an Acquiring Person and prior to the acquisition by such person or group of fifty percent (50%) or more of the outstanding Common Stock, the Board of Directors may exchange the Rights (other than Rights owned by such person or group which have become void), in whole or in part, at an exchange ratio of one share of Common Stock, or one ten-thousandth of a share of Preferred Stock (or of a share of a class or

Ex. C-3

series of the Company’s preferred stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).

The Purchase Price payable, and the number of Units of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) if holders of the Preferred Stock are granted certain rights or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock, or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price.  The Company is under no obligation to issue fractional Units and, in lieu thereof, an adjustment in cash may be made based on the market price of the Preferred Stock on the last trading date prior to the date of exercise.

At any time until ten business days following the Stock Acquisition Date, the Company may redeem the Rights in whole, but not in part, at a price of $0.0001 per Right, referred to as the “Redemption Price” (payable in cash, Common Stock or other consideration deemed appropriate by the Board of Directors).  Immediately upon the action of the Board of Directors ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends.  While the distribution of the Rights will not be taxable to shareholders or to the Company, shareholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) of the Company or for common stock of the acquiring company or in the event of the redemption of the Rights as set forth above.

Any of the provisions of the Tax Benefits Preservation Plan may be amended by the Board prior to the Distribution Date.  After the Distribution Date, the provisions of the Tax Benefits Preservation Plan may be amended by the Board of Directors in order to cure any ambiguity, to make changes which do not adversely affect the interests of holders of Rights, or to shorten or lengthen any time period under the Tax Benefits Preservation Plan.  The foregoing notwithstanding, no amendment may be made at such time as the Rights are not redeemable.

A copy of the Tax Benefits Preservation Plan will be filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A and a Current Report on Form 8-K.  This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Tax Benefits Preservation Plan, which is incorporated herein by reference.

Ex. C-4

EMCORE CORPORATION ATTN: GENERAL COUNSEL 2015 W. CHESTNUT STREET ALHAMBRA, CA 91803

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on Monday, March 9, 2015. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on Monday, March 9, 2015. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

The Board of Directors recommends you vote FOR the following:	☐	☐	☐

1. Election of Directors
Nominees

01 Stephen L. Domenik 02 Jeffrey Rittichier

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.				For	Against	Abstain

2 To ratify the selection of KPMG LLP as EMCORE’s independent registered public accounting firm for the fiscal year ending September 30, 2015.				☐	☐	☐

3 To provide an advisory vote on executive compensation of EMCORE’s Named Executive Officers.				☐	☐	☐

4 To provide for shareholder approval of the Tax Benefits Preservation Plan.				☐	☐	☐

NOTE: In the discretion of the proxies for such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)		Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/are available at www.proxyvote.com.

EMCORE CORPORATION
2015 W. Chestnut Street
Alhambra, CA 91803

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Jeffrey Rittichier and Mark Weinswig, and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated on the reverse side of this proxy card, all of the shares of stock of the Company that the undersigned is entitled to vote at the 2015 Annual Meeting of Shareholders of the Company, to be held at 8:00 a.m. local time on Tuesday, March 10, 2015, at the Pasadena Hilton Hotel located at 168 So. Los Robles Avenue, Pasadena, California, 91101, or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTOR NOMINEES LISTED IN PROPOSAL (1),"FOR" THE RATIFICATION OF KPMG LLP AS EMCORE'S INDEPENDENT AUDITORS IN PROPOSAL (2), "FOR" THE EXECUTIVE COMPENSATION OF EMCORE'S NAMED EXECUTIVE OFFICERS IN PROPOSAL (3), "FOR" THE TAX BENEFITS PRESERVATION PLAN IN PROPOSAL (4), AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

Continued and to be signed on reverse side